Exhibit No. 99

SUBJECT TO REVISION
SERIES TERM SHEET DATED SEPTEMBER 13, 2002

                                                                         REVISED

                                 [WACHOVIA LOGO]

               WACHOVIA ASSET SECURITIZATION, INC., SERIES 2002-1
                                 $2,129,098,931
                                  (APPROXIMATE)

                               WACHOVIA BANK, N.A.
                                     Seller

                               WACHOVIA BANK, N.A.
                                 Master Servicer

                       WACHOVIA ASSET SECURITIZATION, INC.
                                    Depositor

                                   DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of Wachovia Asset Securitization, Inc., Series 2002-1. The Series Term Sheet has been prepared by the Underwriter for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Wachovia Securities, the Sellers nor any of their respective affiliates make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the Final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the Final Prospectus and Prospectus Supplement as of their publication dates.

                           [WACHOVIA SECURITIES LOGO]

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

TO CALL

                       Expected                                Expected     Expected        Expected Ratings
                     Approximate     Interest    Principal      WAL(5)      Principal     ---------------------
Class                  Size(1)         Type         Type        (yrs)       Window(5)     S&P   Moody's   Fitch
-----------------   --------------   --------   ------------   --------   -------------   ---   -------   -----
Class 1-A-1           $122,000,000    Fixed     Super Senior       2.06   10/02 - 07/08   AAA     Aaa      AAA
Class 1-A-2(3)(4)     $483,115,000   Net WAC       Senior          2.06   10/02 - 07/08   AAA     Aaa      AAA
Class 2-A-1           $235,000,000    Fixed     Super Senior       2.30   10/02 - 07/08   AAA     Aaa      AAA
Class 2-A-2(3)(4)   $1,171,239,000   Net WAC       Senior          2.30   10/02 - 07/08   AAA     Aaa      AAA
Class 3A               $43,226,000    Fixed        Senior          2.04   10/02 - 07/08   AAA     Aaa      AAA
Class X(2) (3)      $2,129,098,931   WAC I/O        I/O            2.33        N/A        AAA     Aaa      AAA
Class B-1(3)           $29,807,000    Fixed     Subordinate        5.25   10/02 - 07/08   AA      Aa2      AA
Class B-2(3)           $14,904,000    Fixed     Subordinate        5.25   10/02 - 07/08    A       A2       A
Class B-3(3)           $11,710,000    Fixed     Subordinate        5.25   10/02 - 07/08   BBB     Baa2     BBB
Class B-4(3)            $7,452,000    Fixed     Subordinate        5.25   10/02 - 07/08   BB      Ba2      BB
Class B-5(3)            $5,323,000    Fixed     Subordinate        5.25   10/02 - 07/08    B       B2       B
Class B-6(3)            $5,322,931    Fixed     Subordinate        5.25   10/02 - 07/08   NR       NR      NR

TO MATURITY

                       Expected                                Expected     Expected        Expected Ratings
                     Approximate     Interest    Principal      WAL(5)      Principal     ---------------------
Class                  Size(1)         Type         Type        (yrs)       Window(5)     S&P   Moody's   Fitch
-----------------   --------------   --------   ------------   --------   -------------   ---   -------   -----
Class 1-A-1           $122,000,000    Fixed     Super Senior       2.14   10/02 - 11/13   AAA     Aaa       AAA
Class 1-A-2(3)(4)     $483,115,000   Net WAC       Senior          2.14   10/02 - 11/13   AAA     Aaa       AAA
Class 2-A-1           $235,000,000    Fixed     Super Senior       2.50   10/02 - 04/29   AAA     Aaa       AAA
Class 2-A-2(3)(4)   $1,171,239,000   Net WAC       Senior          2.50   10/02 - 04/29   AAA     Aaa       AAA
Class 3A               $43,226,000    Fixed        Senior          2.12   10/02 - 03/27   AAA     Aaa       AAA
Class X(2) (3)      $2,129,098,931   WAC I/O        I/O            2.57        N/A        AAA     Aaa       AAA
Class B-1(3)           $29,807,000    Fixed     Subordinate        7.64   10/02 - 04/29   AA      Aa2       AA
Class B-2(3)           $14,904,000    Fixed     Subordinate        7.64   10/02 - 04/29    A       A2        A
Class B-3(3)           $11,710,000    Fixed     Subordinate        7.64   10/02 - 04/29   BBB     Baa2      BBB
Class B-4(3)            $7,452,000    Fixed     Subordinate        7.64   10/02 - 04/29   BB      Ba2       BB
Class B-5(3)            $5,323,000    Fixed     Subordinate        7.64   10/02 - 04/29    B       B2        B
Class B-6(3)            $5,322,931    Fixed     Subordinate        7.64   10/02 - 04/29   NR       NR       NR

(1) Approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The Class X Certificates receive only interest payments on a notional balance initially equal to approximately $2,129,098,931.

(3) The Class 1-A-2, Class 2-A-2, Class X, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will not be offered to the public.

(4) Contains components consisting of PO, WAC IO, and Stated Coupon securities.

(5) A pricing speed of 30 CPR was assumed for the Group I Mortgage Loans, the Group II Mortgage Loans and the Group III Mortgage Loans.

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

CONTACTS: WACHOVIA SECURITIES

TRADING / SYNDICATE                    PHONE              E-MAIL ADDRESS
-------------------                    -----              --------------
John Sherwood                     (704) 383-6393     john.sherwood@wachovia.com
Mark Sadow                        (704) 715-1226     mark.sadow@wachovia.com
Mark Adamson                      (704) 383-7727     mark.adamson@wachovia.com

MORTGAGE FINANCE                       PHONE              E-MAIL ADDRESS
----------------                       -----              --------------
Robert Perret                     (704) 374-4868     robert.perret@wachovia.com
Jon Riber                         (704) 383-7203     jon.riber@wachovia.com
David Lyle                        (704) 715-8131     david.lyle@wachovia.com

STRUCTURING                            PHONE              E-MAIL ADDRESS
-----------                            -----              --------------
Barbara Smith                     (704) 383-8614     barbaram.smith@wachovia.com

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS

TITLE OF SECURITIES:          Wachovia Asset Securitization, Inc. Asset-Backed
                              Securities, Series 2002-1

OFFERED CERTIFICATES:         Class 1-A-1, Class 2-A-1 and Class 3A Certificates

NON-OFFERED CERTIFICATES:     Class 1-A-2, Class 2-A-2, Class X, Class B-1,
                              Class B-2, Class B-3, Class B-4, Class B-5 and
                              Class B-6 Certificates

SELLER:                       Wachovia Bank, N.A.

MASTER SERVICER:              Wachovia Bank, N.A.

SUB SERVICERS                 Alliance Mortgage Company and GMAC Mortgage
                              Corporation

DEPOSITOR:                    Wachovia Asset Securitization, Inc.

TRUSTEE:                      JPMorgan Chase Bank

CERTIFICATE ADMINISTRATOR:    Wachovia Bank, N.A.

CUSTODIAN:                    Wachovia Bank, N.A.

RATING AGENCIES:              Standard and Poor's Ratings Services ("S&P"),
                              Moody's Investors Services, Inc. ("Moody's") and
                              Fitch Ratings ("Fitch")

SOLE UNDERWRITER:             Wachovia Securities, Inc.

CLOSING DATE:                 On or about September 27, 2002

DISTRIBUTION DATES:           25th of each month, or if such day is not a
                              business day, the next succeeding business day, commencing October 25, 2002.

RECORD DATE:                  For the Offered Certificates and the Non-Offered
                              Certificates, the last business day in the month preceding the applicable Distribution Date.

CUT-OFF DATE:                 September 1, 2002

PAYMENT DELAY:                With respect to the Offered Certificates and the
                              Non-Offered Certificates, 24 days.

DAY COUNT:                    With respect to the Offered Certificates and the
                              Non-Offered Certificates, 30/360.

OPTIONAL TERMINATION DATE:    Any Distribution Date on or after which the
                              aggregate principal balance of the mortgage loans declines to 10% or less of the aggregate principal balance as of the Cut-off Date ("Cut-off
                              Balance").

DENOMINATION:                 $25,000 and multiples of $1,000 in excess thereof.

SMMEA ELIGIBILITY:            The Offered Certificates will be SMMEA eligible.

ERISA ELIGIBILITY:            The Offered Certificates may be ERISA eligible.

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

STRUCTURAL HIGHLIGHTS

o "Super-Senior" structure, whereby the Trust will offer the Class 1-A-1 Certificates and the Class 2-A-1 Certificates as "Super-Senior" certificates, and the Class 3A Certificates as pass-through certificates.

o Credit Enhancement will be provided to the Class 1-A-1 Certificates by the triple-A rated Class 1-A-2 Certificates and the Subordinate Certificates.

o Credit Enhancement will be provided to the Class 2-A-1 Certificates by the triple-A rated Class 2-A-2 Certificates and the Subordinate Certificates.

o Credit Enhancement will be provided to the Class 3A Certificates by the Subordinate Certificates.

o Payments on the Class 1-A-1 Certificates and the Class 1-A-2 Certificates will be funded from payments received with respect to the mortgage loans from Group I.

o Payments on the Class 2-A-1 Certificates and the Class 2-A-2 Certificates will be funded from payments received with respect to the mortgage loans from Group II.

o Payments on the Class 3A Certificates will be funded from payments received with respect to the mortgage loans from Group III.

o The Subordinate Certificates will be funded from payments received with respect to the Total Mortgage Loans.

o Realized losses on the Total Mortgage Loans will be allocated in the following order of priority: to the Class B-6 Certificates, to the Class B-5 Certificates, to the Class B-4 Certificates, to the Class B-3 Certificates, to the Class B-2 Certificates, and to the Class B-1 Certificates.

o As a result of the principal balances of the Subordinate Certificates being zero due to losses, further losses will be applied to the Class 1-A-2 Certificates and Class 1-A-1 Certificates, in that order, from losses with respect to the mortgage loans only from Group I.

o As a result of the principal balances of the Subordinate Certificates being zero due to losses, further losses will be applied to the Class 2-A-2 Certificates and Class 2-A-1 Certificates, in that order, from losses with respect to the mortgage loans only from Group II.

o As a result of the principal balances of the Subordinate Certificates being zero due to losses, further losses will be applied to the Class 3A Certificates from losses with respect to the mortgage loans only from Group III.

o Through the 60th Payment Date, 100% of principal prepayments and curtailments will be paid pro rata to the Senior Certificates based on each Certificates' respective loan group. Thereafter, the Subordinate Certificates will receive a portion of principal prepayments and curtailments on a pro rata basis according to the Shifting Interest Table below. For example, from the 61st Payment Date through the 72nd Payment Date, the Senior Certificates will receive 70% of all principal prepayments and curtailments while the Subordinate Certificates will receive 30% of principal prepayments and curtailments.

                             SHIFTING INTEREST TABLE

            Month <=      Shift%
            --------      ------
               60           100
               72            70
               84            60
               96            40
              108            20
              360             0

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

THE MORTGAGE POOL

The mortgage loans are fixed rate, first lien, residential mortgages on primarily 1-4 family properties. The Mortgage pool will consist of 5,808 closed-end mortgage loans with an aggregate principal balance of approximately $2,129,098,931.33 (the "Total Mortgage Loans") as of the Cut-off Date. The Total Mortgage Loans will be divided into three loan groups, Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans. The Group I Mortgage Loans will consist of 1,841 primarily 15-year mortgage loans with an aggregate principal balance of approximately $627,061,798 as of the Cut-off Date. The Group II Mortgage Loans will consist of 3,631 primarily 30-year mortgage loans with an aggregate principal balance of approximately $1,457,242,208.14 as of the Cut-off Date. The Group III Mortgage Loans will consist of 336 mortgage loans with an aggregate principal balance of approximately $44,793,924 as of the Cut-off Date. For detailed loan group information, please refer to the Description of Collateral herein. Unless otherwise indicated, information presented herein expressed as percentages (other than rates of interest) are approximate percentages based on the stated principal balances of the loans as of the Cut-Off Date.

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                            DESCRIPTION OF COLLATERAL

                                    AGGREGATE

SUMMARY STATISTICS

NUMBER OF MORTGAGE LOANS                                                  5,808
CURRENT PRINCIPAL BALANCE                                     $2,129,098,931.33
   Minimum                                                            $5,019.86
   Maximum                                                        $2,809,025.77
   Average                                                          $366,580.39
MORTGAGE RATE (%)
   Minimum                                                                3.000%
   Maximum                                                               16.750%
   Weighted Average                                                       7.076%
CURRENT LTV RATIO (%)
   Minimum                                                                 1.52%
   Maximum                                                                99.61%
   Weighted Average                                                       65.00%
FICO SCORE
   Minimum                                                                  457
   Maximum                                                                  820
   Weighted Average                                                         717
% FIRST LIEN                                                             100.00%
WAVG ORIGINAL TERM                                                          302
WAVG REMAINING TERM                                                         259
WAVG SEASONING                                                               43
PRODUCT TYPE
   Fully Amortizing                                                       99.70%
   Balloon                                                                 0.30%
DOCUMENTATION
   Full                                                                   58.98%
   Alternate                                                              18.91%
   Assets Verified / No Income                                            11.18%
   No Income / No Assets                                                   3.60%
   Unknown                                                                 7.33%
PROPERTY TYPE
   Single Family                                                          93.21%
   Condo                                                                   4.17%
   Two to Four Family                                                      0.77%
   Multi-Family (5+ Units)                                                 0.54%
   PUD                                                                     0.55%
   Townhouse                                                               0.45%
   Cooperative                                                             0.31%
LOAN PURPOSE
   Purchase                                                               55.42%
   Refinance (Rate/Term)                                                  26.48%
   Refinance (Cash-out)                                                   16.40%
   Debt Consolidation                                                      1.05%
   Construction                                                            0.34%
   Home Improvement                                                        0.30%
   Unknown                                                                 0.01%
OCCUPANCY STATUS
   Owner Occupied                                                         91.30%
   Second Home                                                             7.84%
   Investment Property                                                     0.72%
   Unknown                                                                 0.14%
LOCATION (> 5.00%)
   Florida                                                                21.00%
   New Jersey                                                              9.96%
   North Carolina                                                          8.24%
   California                                                              8.21%
   Virginia                                                                6.63%
   Pennsylvania                                                            6.43%
   Connecticut                                                             5.91%
   Georgia                                                                 5.28%

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                AGGREGATE

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
CURRENT PRINCIPAL BALANCE AS OF 8/31/02 ($)   MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
0.01 to 100,000.00                                        492      $22,310,629.67                   1.05%
100,000.01 to 200,000.00                                  401       62,884,694.07                   2.95
200,000.01 to 300,000.00                                  967      257,533,416.29                  12.10
300,000.01 to 400,000.00                                2,033      698,919,302.99                  32.83
400,000.01 to 500,000.00                                  945      419,107,817.70                  19.68
500,000.01 to 600,000.00                                  444      242,136,006.94                  11.37
600,000.01 to 700,000.00                                  233      148,719,554.20                   6.99
700,000.01 to 800,000.00                                   94       69,691,421.66                   3.27
800,000.01 to 900,000.00                                   74       62,773,242.78                   2.95
900,000.01 to 1,000,000.00                                 74       70,721,585.35                   3.32
1,000,000.01 to 1,100,000.00                                7        7,388,175.88                   0.35
1,100,000.01 to 1,200,000.00                                9       10,500,055.98                   0.49
1,200,000.01 to 1,300,000.00                               12       15,104,068.87                   0.71
1,300,000.01 to 1,400,000.00                                2        2,615,450.89                   0.12
1,400,000.01 to 1,500,000.00                                3        4,426,586.69                   0.21
1,500,000.01 to 1,600,000.00                                1        1,537,873.56                   0.07
1,600,000.01 to 1,700,000.00                                3        5,010,723.06                   0.24
1,700,000.01 to 1,800,000.00                                6       10,514,074.61                   0.49
1,800,000.01 to 1,900,000.00                                1        1,828,623.26                   0.09
1,900,000.01 to 2,000,000.00                                3        5,830,032.86                   0.27
2,100,000.01 to 2,200,000.00                                1        2,141,519.09                   0.10
2,200,000.01 to 2,300,000.00                                1        2,262,399.89                   0.11
2,300,000.01 to 2,400,000.00                                1        2,332,649.27                   0.11
2,800,000.01 to 2,900,000.00                                1        2,809,025.77                   0.13
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   5,808   $2,129,098,931.33                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                AGGREGATE

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
MORTGAGE RATE (%)                             MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
2.501 to 3.000                                             16         $113,428.38                   0.01%
3.501 to 4.000                                              1          977,682.79                   0.05
4.001 to 4.500                                              2          645,879.78                   0.03
4.501 to 5.000                                              5        1,721,269.09                   0.08
5.001 to 5.500                                             12        4,238,423.20                   0.20
5.501 to 6.000                                            156       54,284,256.14                   2.55
6.001 to 6.500                                            764      277,543,926.35                  13.04
6.501 to 7.000                                          2,195      820,708,859.41                  38.55
7.001 to 7.500                                          1,595      619,314,874.81                  29.09
7.501 to 8.000                                            647      243,343,917.52                  11.43
8.001 to 8.500                                            195       66,034,222.29                   3.10
8.501 to 9.000                                            113       30,552,570.25                   1.44
9.001 to 9.500                                             26        3,398,321.16                   0.16
9.501 to 10.000                                            23        3,702,105.74                   0.17
10.001 to 10.500                                           16        1,421,705.18                   0.07
10.501 to 11.000                                           11          657,358.74                   0.03
11.001 to 11.500                                            4           48,824.17                   0.00
11.501 to 12.000                                           17          237,107.30                   0.01
12.001 to 12.500                                            2           41,952.44                   0.00
12.501 to 13.000                                            3           63,143.50                   0.00
13.001 to 13.500                                            2           19,565.03                   0.00
14.501 to 15.000                                            1            5,019.86                   0.00
15.001 to 15.500                                            1           17,146.93                   0.00
16.501 to 17.000                                            1            7,371.27                   0.00
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   5,808   $2,129,098,931.33                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                AGGREGATE

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
LOCATION                                      MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Florida                                                 1,246     $447,058,058.85                  21.00%
New Jersey                                                585      211,979,121.63                   9.96
North Carolina                                            474      175,535,025.49                   8.24
California                                                418      174,724,985.42                   8.21
Virginia                                                  414      141,106,756.94                   6.63
Pennsylvania                                              434      136,899,714.00                   6.43
Connecticut                                               313      125,779,125.27                   5.91
Georgia                                                   326      112,373,578.94                   5.28
New York                                                  249      103,573,642.37                   4.86
Massachusetts                                             160       64,065,488.82                   3.01
Maryland                                                  169       62,280,555.27                   2.93
South Carolina                                            152       54,718,963.46                   2.57
Texas                                                     125       44,396,334.11                   2.09
Colorado                                                   88       38,126,350.42                   1.79
Illinois                                                   79       31,574,605.41                   1.48
Ohio                                                       73       26,451,476.72                   1.24
Washington                                                 57       22,210,452.37                   1.04
Arizona                                                    51       20,000,114.19                   0.94
Michigan                                                   43       15,609,067.93                   0.73
Tennessee                                                  49       15,253,838.36                   0.72
District of Columbia                                       51       14,967,045.38                   0.70
Delaware                                                   37       13,822,470.29                   0.65
Indiana                                                    24        8,774,992.18                   0.41
Minnesota                                                  25        8,828,249.44                   0.41
Missouri                                                   23        8,017,980.43                   0.38
New Hampshire                                              16        5,471,961.11                   0.26
Alabama                                                    18        5,140,964.96                   0.24
Nevada                                                     10        4,861,154.58                   0.23
Rhode Island                                               14        4,653,132.51                   0.22
Oregon                                                     13        3,801,368.44                   0.18
Kentucky                                                    8        3,303,554.33                   0.16
Wisconsin                                                   7        3,241,957.19                   0.15
Kansas                                                      9        2,812,246.92                   0.13
Maine                                                       7        2,679,008.77                   0.13
Louisiana                                                   7        2,254,706.97                   0.11
Utah                                                        6        2,322,473.64                   0.11
Vermont                                                     3        1,820,981.38                   0.09
Idaho                                                       5        1,639,619.64                   0.08
Mississippi                                                 4        1,625,742.55                   0.08
Arkansas                                                    4        1,208,284.90                   0.06
Montana                                                     3          901,851.61                   0.04
Oklahoma                                                    2          908,692.54                   0.04
West Virginia                                               2          748,461.46                   0.04
New Mexico                                                  2          699,986.57                   0.03
Wyoming                                                     1          359,758.24                   0.02
Alaska                                                      1          214,923.15                   0.01
Iowa                                                        1          300,106.18                   0.01
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   5,808   $2,129,098,931.33                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                AGGREGATE

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
FICO SCORE                                    MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Not Available                                              66      $24,881,129.48                   1.17%
451 to 500                                                  9        3,027,447.52                   0.14
501 to 550                                                 85       22,162,529.20                   1.04
551 to 600                                                194       61,697,931.52                   2.90
601 to 650                                                649      202,971,029.45                   9.53
651 to 700                                              1,201      450,580,740.76                  21.16
701 to 750                                              1,611      620,995,491.62                  29.17
751 to 800                                              1,885      706,290,316.94                  33.17
801 to 850                                                108       36,492,314.84                   1.71
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   5,808   $2,129,098,931.33                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
CURRENT LTV (%)                               MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Not Available                                               6       $2,384,017.62                   0.11%
0.01 to 5.00                                               10          438,517.48                   0.02
5.01 to 10.00                                              28        1,563,907.52                   0.07
10.01 to 15.00                                             47        5,231,667.24                   0.25
15.01 to 20.00                                             52        7,778,565.04                   0.37
20.01 to 25.00                                            100       20,889,702.55                   0.98
25.01 to 30.00                                            142       37,596,938.64                   1.77
30.01 to 35.00                                            195       54,483,173.74                   2.56
35.01 to 40.00                                            259       79,090,053.51                   3.71
40.01 to 45.00                                            277       96,685,854.08                   4.54
45.01 to 50.00                                            315      111,170,682.28                   5.22
50.01 to 55.00                                            328      127,129,884.72                   5.97
55.01 to 60.00                                            420      164,575,651.37                   7.73
60.01 to 65.00                                            471      188,797,742.72                   8.87
65.01 to 70.00                                            584      228,929,251.08                  10.75
70.01 to 75.00                                            679      282,797,309.42                  13.28
75.01 to 80.00                                          1,161      475,592,335.84                  22.34
80.01 to 85.00                                            199       73,844,374.63                   3.47
85.01 to 90.00                                            287      104,414,543.46                   4.90
90.01 to 95.00                                            149       47,909,670.57                   2.25
95.01 to 100.00                                            99       17,795,087.82                   0.84
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   5,808   $2,129,098,931.33                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                AGGREGATE

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
ORIGINAL TERM TO MATURITY (MONTHS)            MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
1 to 60                                                    13       $3,457,645.56                   0.16%
61 to 120                                                  83       14,349,327.57                   0.67
121 to 180                                              1,923      637,076,055.72                  29.92
181 to 240                                                137       24,247,032.38                   1.14
241 to 300                                                 39        5,112,555.00                   0.24
301 to 360                                              3,609    1,443,742,312.33                  67.81
361 to 420                                                  4        1,114,002.77                   0.05
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   5,808   $2,129,098,931.33                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
REMAINING TERM TO MATURITY (MONTHS)           MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
< 1                                                         1          $88,479.29                   0.00%
1 to 60                                                   198       23,192,119.75                   1.09
61 to 120                                                 587      120,457,555.56                   5.66
121 to 180                                              1,406      529,863,179.42                  24.89
181 to 240                                                142       48,573,182.87                   2.28
241 to 300                                                559      191,713,675.57                   9.00
301 to 360                                              2,915    1,215,210,738.87                  57.08
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   5,808   $2,129,098,931.33                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
SEASONING (MONTHS)                            MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
< 1                                                        18       $4,116,551.24                   0.19%
1 to 60                                                 4,347    1,761,149,749.87                  82.72
61 to 120                                               1,141      313,907,111.28                  14.74
121 to 180                                                227       44,914,537.83                   2.11
181 to 240                                                 31        1,594,449.67                   0.07
241 to 300                                                 17          666,713.41                   0.03
301 to 360                                                 27        2,749,818.03                   0.13
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   5,808   $2,129,098,931.33                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                AGGREGATE

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
DOCUMENTATION TYPE                            MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Full                                                    3,370   $1,255,791,147.33                  58.98%
Alternate                                               1,096      402,536,324.88                  18.91
Assets Verified / No Income                               641      238,096,229.77                  11.18
Unknown                                                   484      155,970,789.03                   7.33
No Income / No Assets                                     217       76,704,440.32                   3.60
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   5,808   $2,129,098,931.33                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
PROPERTY TYPE                                 MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Single Family                                           5,342   $1,984,444,031.17                  93.21%
Condo                                                     272       88,802,619.69                   4.17
Two to Four Family                                         54       16,334,939.94                   0.77
PUD                                                        40       11,745,111.95                   0.55
Multi-Family (5+ Units)                                    27       11,554,188.83                   0.54
Townhouse                                                  63        9,642,613.18                   0.45
Cooperative                                                10        6,575,426.57                   0.31
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   5,808   $2,129,098,931.33                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
LOAN PURPOSE                                  MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Purchase                                                3,190   $1,179,873,878.94                  55.42%
Refinance (Rate/Term)                                   1,585      563,859,865.79                  26.48
Refinance (Cash-out)                                      920      349,174,058.55                  16.40
Debt Consolidation                                         70       22,401,816.73                   1.05
Construction                                               21        7,220,287.66                   0.34
Home Improvement                                           20        6,294,255.90                   0.30
Unknown                                                     2          274,767.76                   0.01
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   5,808   $2,129,098,931.33                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
OCCUPANCY TYPE                                MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Owner Occupied                                          5,342   $1,943,809,070.13                  91.30%
Second Home                                               396      166,840,456.12                   7.84
Investment Property                                        61       15,368,410.45                   0.72
Unknown                                                     9        3,080,994.63                   0.14
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   5,808   $2,129,098,931.33                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                            DESCRIPTION OF COLLATERAL

                                     GROUP I

SUMMARY STATISTICS

NUMBER OF MORTGAGE LOANS                                                  1,841
CURRENT PRINCIPAL BALANCE                                       $627,062,798.82
   Minimum                                                            $5,087.89
   Maximum                                                        $2,141,519.09
   Average                                                          $340,609.89
MORTGAGE RATE (%)
   Minimum                                                                5.125%
   Maximum                                                               13.000%
   Weighted Average                                                       6.875%
CURRENT LTV RATIO (%)
   Minimum                                                                 2.13%
   Maximum                                                                97.34%
   Weighted Average                                                       53.81%
FICO SCORE
   Minimum                                                                  484
   Maximum                                                                  816
   Weighted Average                                                         723
% FIRST LIEN                                                             100.00%
WAVG ORIGINAL TERM                                                          178
WAVG REMAINING TERM                                                         132
WAVG SEASONING                                                               47
PRODUCT TYPE
   Fully Amortizing                                                       98.98%
   Balloon                                                                 1.02%
DOCUMENTATION
   Full                                                                   64.11%
   Alternate                                                              12.02%
   Assets Verified / No Income                                            13.94%
   No Income / No Assets                                                   3.71%
   Unknown                                                                 6.21%
PROPERTY TYPE
   Single Family                                                          92.67%
   Condo                                                                   5.51%
   Two to Four Family                                                      0.48%
   Multi-Family (5+ Units)                                                 0.52%
   PUD                                                                     0.22%
   Townhouse                                                               0.26%
   Cooperative                                                             0.34%
LOAN PURPOSE
   Purchase                                                               33.44%
   Refinance (Rate/Term)                                                  40.80%
   Refinance (Cash-out)                                                   24.42%
   Debt Consolidation                                                      0.94%
   Construction                                                            0.32%
   Home Improvement                                                        0.08%
OCCUPANCY STATUS
   Owner Occupied                                                         86.73%
   Second Home                                                            12.61%
   Investment Property                                                     0.65%
   Unknown                                                                 0.01%
LOCATION (> 5.00%)
   Florida                                                                26.46%
   North Carolina                                                         12.30%
   New Jersey                                                             11.60%
   Pennsylvania                                                            7.42%
   Georgia                                                                 5.96%
   Virginia                                                                5.76%
   Connecticut                                                             5.06%

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                 GROUP I

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
CURRENT PRINCIPAL BALANCE AS OF 8/31/02 ($)    GROUP I LOANS     GROUP I BALANCE      GROUP I BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
0.01 to 100,000.00                                        164       $6,965,452.22                   1.11%
100,000.01 to 200,000.00                                  189       29,890,020.52                   4.77
200,000.01 to 300,000.00                                  508      133,249,519.98                  21.25
300,000.01 to 400,000.00                                  468      160,698,476.77                  25.63
400,000.01 to 500,000.00                                  234      103,945,966.76                  16.58
500,000.01 to 600,000.00                                  142       76,852,742.02                  12.26
600,000.01 to 700,000.00                                   54       34,601,091.16                   5.52
700,000.01 to 800,000.00                                   19       14,064,754.24                   2.24
800,000.01 to 900,000.00                                   26       21,995,204.82                   3.51
900,000.01 to 1,000,000.00                                 19       18,183,889.48                   2.90
1,000,000.01 to 1,100,000.00                                1        1,073,978.25                   0.17
1,100,000.01 to 1,200,000.00                                2        2,394,830.04                   0.38
1,200,000.01 to 1,300,000.00                                7        8,734,013.64                   1.39
1,400,000.01 to 1,500,000.00                                1        1,454,337.21                   0.23
1,700,000.01 to 1,800,000.00                                4        6,970,122.65                   1.11
1,900,000.01 to 2,000,000.00                                2        3,846,879.97                   0.61
2,100,000.01 to 2,200,000.00                                1        2,141,519.09                   0.34
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   1,841     $627,062,798.82                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
MORTGAGE RATE (%)                              GROUP I LOANS     GROUP I BALANCE      GROUP I BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
5.001 to 5.500                                              5       $1,359,779.71                   0.22%
5.501 to 6.000                                             90       28,645,353.89                   4.57
6.001 to 6.500                                            329      117,868,600.01                  18.80
6.501 to 7.000                                            867      310,965,341.90                  49.59
7.001 to 7.500                                            335      118,244,972.92                  18.86
7.501 to 8.000                                            124       33,982,340.42                   5.42
8.001 to 8.500                                             47       11,357,167.11                   1.81
8.501 to 9.000                                             10        3,613,019.94                   0.58
9.001 to 9.500                                              3          128,276.46                   0.02
9.501 to 10.000                                             6          323,349.26                   0.05
10.001 to 10.500                                            7          334,315.56                   0.05
10.501 to 11.000                                            4           78,103.10                   0.01
11.501 to 12.000                                           13          154,957.90                   0.02
12.501 to 13.000                                            1            7,220.64                   0.00
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   1,841     $627,062,798.82                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                 GROUP I

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
LOCATION                                       GROUP I LOANS     GROUP I BALANCE      GROUP I BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Florida                                                   418     $165,894,286.04                  26.46%
North Carolina                                            231       77,159,246.73                  12.30
New Jersey                                                227       72,730,952.20                  11.60
Pennsylvania                                              167       46,540,010.07                   7.42
Georgia                                                   125       37,397,961.08                   5.96
Virginia                                                  128       36,142,138.56                   5.76
Connecticut                                                86       31,738,954.18                   5.06
South Carolina                                             75       27,893,155.62                   4.45
New York                                                   54       23,307,748.26                   3.72
California                                                 70       22,931,431.71                   3.66
Maryland                                                   50       16,366,497.45                   2.61
Texas                                                      30        9,634,535.03                   1.54
Delaware                                                   19        7,501,495.65                   1.20
Colorado                                                   16        6,727,376.73                   1.07
Illinois                                                   14        5,679,170.25                   0.91
Massachusetts                                              16        5,468,900.10                   0.87
Arizona                                                    14        5,167,708.79                   0.82
Tennessee                                                  19        5,069,663.84                   0.81
District of Columbia                                       15        4,161,180.40                   0.66
Washington                                                 10        3,286,774.49                   0.52
Alabama                                                     7        1,509,696.47                   0.24
Ohio                                                        7        1,475,594.57                   0.24
Idaho                                                       3        1,210,428.48                   0.19
Maine                                                       3        1,189,142.80                   0.19
Wisconsin                                                   1        1,073,978.25                   0.17
Rhode Island                                                4        1,004,334.48                   0.16
Utah                                                        2          997,128.25                   0.16
Missouri                                                    4          736,748.45                   0.12
New Mexico                                                  2          699,986.57                   0.11
Kentucky                                                    2          642,942.05                   0.10
Nevada                                                      2          626,821.27                   0.10
Vermont                                                     1          617,334.78                   0.10
Oregon                                                      3          552,434.21                   0.09
Louisiana                                                   2          501,382.36                   0.08
Montana                                                     2          515,571.68                   0.08
Oklahoma                                                    1          523,220.27                   0.08
West Virginia                                               1          429,684.13                   0.07
Kansas                                                      2          363,173.57                   0.06
Minnesota                                                   1          348,459.45                   0.06
New Hampshire                                               3          370,812.22                   0.06
Indiana                                                     1          344,231.74                   0.05
Arkansas                                                    1          261,619.99                   0.04
Mississippi                                                 1          260,125.03                   0.04
Michigan                                                    1            8,760.57                   0.00
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   1,841     $627,062,798.82                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                 GROUP I

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
FICO SCORE                                     GROUP I LOANS     GROUP I BALANCE      GROUP I BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Not Available                                              28       $9,839,517.11                   1.57%
451 to 500                                                  1          250,116.54                   0.04
501 to 550                                                 23        4,686,723.60                   0.75
551 to 600                                                 66       14,945,590.42                   2.38
601 to 650                                                152       43,703,149.25                   6.97
651 to 700                                                341      128,599,715.62                  20.51
701 to 750                                                530      185,112,644.24                  29.52
751 to 800                                                656      226,994,023.05                  36.20
801 to 850                                                 44       12,931,318.99                   2.06
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   1,841     $627,062,798.82                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                 GROUP I

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
CURRENT LTV (%)                                GROUP I LOANS     GROUP I BALANCE      GROUP I BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Not Available                                               3       $1,392,430.53                   0.22%
0.01 to 5.00                                                5           97,706.05                   0.02
5.01 to 10.00                                              21        1,120,501.44                   0.18
10.01 to 15.00                                             34        3,911,632.07                   0.62
15.01 to 20.00                                             28        3,720,888.34                   0.59
20.01 to 25.00                                             55       13,368,693.08                   2.13
25.01 to 30.00                                            101       24,281,036.48                   3.87
30.01 to 35.00                                            133       37,213,174.07                   5.93
35.01 to 40.00                                            155       49,861,272.25                   7.95
40.01 to 45.00                                            167       59,445,012.47                   9.48
45.01 to 50.00                                            174       60,571,326.09                   9.66
50.01 to 55.00                                            165       61,221,069.49                   9.76
55.01 to 60.00                                            201       76,711,620.54                  12.23
60.01 to 65.00                                            195       73,185,027.41                  11.67
65.01 to 70.00                                            187       70,493,627.39                  11.24
70.01 to 75.00                                             92       37,714,468.91                   6.01
75.01 to 80.00                                             62       25,617,895.35                   4.09
80.01 to 85.00                                             15        8,107,048.37                   1.29
85.01 to 90.00                                             20        8,920,250.10                   1.42
90.01 to 95.00                                             20        7,395,422.33                   1.18
95.01 to 100.00                                             8        2,712,696.06                   0.43
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   1,841     $627,062,798.82                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                 GROUP I

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
ORIGINAL TERM TO MATURITY (MONTHS)             GROUP I LOANS     GROUP I BALANCE      GROUP I BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
1 to 60                                                    13       $3,457,645.56                   0.55%
61 to 120                                                  81       14,017,959.59                   2.24
121 to 180                                              1,737      608,413,656.08                  97.03
301 to 360                                                 10        1,173,537.59                   0.19
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   1,841     $627,062,798.82                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
REMAINING TERM TO MATURITY (MONTHS)            GROUP I LOANS     GROUP I BALANCE      GROUP I BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
< 1                                                         1          $88,479.29                   0.01%
1 to 60                                                   159       20,933,451.36                   3.34
61 to 120                                                 400       96,619,237.58                  15.41
121 to 180                                              1,269      506,119,834.63                  80.71
181 to 240                                                  1          128,487.63                   0.02
241 to 300                                                 10        2,619,354.17                   0.42
301 to 360                                                  1          553,954.16                   0.09
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   1,841     $627,062,798.82                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
SEASONING (MONTHS)                             GROUP I LOANS     GROUP I BALANCE      GROUP I BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
< 1                                                        13       $3,338,897.15                   0.53%
1 to 60                                                 1,329      522,255,458.65                  83.29
61 to 120                                                 408       91,742,117.87                  14.63
121 to 180                                                 80        8,464,308.27                   1.35
181 to 240                                                  1           88,479.29                   0.01
301 to 360                                                 10        1,173,537.59                   0.19
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   1,841     $627,062,798.82                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
DOCUMENTATION TYPE                             GROUP I LOANS     GROUP I BALANCE      GROUP I BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Full                                                    1,144     $402,027,197.17                  64.11%
Assets Verified / No Income                               241       87,439,102.26                  13.94
Alternate                                                 235       75,388,532.94                  12.02
Unknown                                                   145       38,932,516.89                   6.21
No Income / No Assets                                      76       23,275,449.56                   3.71
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   1,841     $627,062,798.82                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                 GROUP I

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
PROPERTY TYPE                                  GROUP I LOANS     GROUP I BALANCE      GROUP I BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Single Family                                           1,702     $581,090,450.87                  92.67%
Condo                                                      92       34,535,266.27                   5.51
Multi-Family (5+ Units)                                    10        3,283,533.67                   0.52
Two to Four Family                                         13        2,990,738.55                   0.48
Cooperative                                                 4        2,145,069.97                   0.34
Townhouse                                                  14        1,614,481.45                   0.26
PUD                                                         6        1,403,258.04                   0.22
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   1,841     $627,062,798.82                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
LOAN PURPOSE                                   GROUP I LOANS     GROUP I BALANCE      GROUP I BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Refinance (Rate/Term)                                     761     $255,832,609.43                  40.80%
Purchase                                                  607      209,688,641.01                  33.44
Refinance (Cash-out)                                      442      153,111,225.12                  24.42
Debt Consolidation                                         23        5,916,795.22                   0.94
Construction                                                5        1,993,536.63                   0.32
Home Improvement                                            3          519,991.41                   0.08
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   1,841     $627,062,798.82                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
OCCUPANCY TYPE                                 GROUP I LOANS     GROUP I BALANCE      GROUP I BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Owner Occupied                                          1,625     $543,820,912.02                  86.73%
Second Home                                               190       79,067,006.01                  12.61
Investment Property                                        25        4,086,401.50                   0.65
Unknown                                                     1           88,479.29                   0.01
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   1,841     $627,062,798.82                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                            DESCRIPTION OF COLLATERAL

                                    GROUP II

SUMMARY STATISTICS

NUMBER OF MORTGAGE LOANS                                                  3,631
CURRENT PRINCIPAL BALANCE                                     $1,457,242,208.14
   Minimum                                                            $5,019.86
   Maximum                                                        $2,809,025.77
   Average                                                          $401,333.57
MORTGAGE RATE (%)
   Minimum                                                                3.625%
   Maximum                                                               16.750%
   Weighted Average                                                       7.160%
CURRENT LTV RATIO (%)
   Minimum                                                                 1.52%
   Maximum                                                                99.58%
   Weighted Average                                                       70.35%
FICO SCORE
   Minimum                                                                  457
   Maximum                                                                  820
   Weighted Average                                                         715
% FIRST LIEN                                                             100.00%
WAVG ORIGINAL TERM                                                          358
WAVG REMAINING TERM                                                         317
WAVG SEASONING                                                               41
PRODUCT TYPE
   Fully Amortizing                                                      100.00%
   Balloon                                                                 0.00%
DOCUMENTATION
   Full                                                                   56.62%
   Alternate                                                              22.18%
   Assets Verified / No Income                                            10.03%
   No Income / No Assets                                                   3.46%
   Unknown                                                                 7.72%
PROPERTY TYPE
   Single Family                                                          93.54%
   Condo                                                                   3.48%
   Two to Four Family                                                      0.89%
   Multi-Family (5+ Units)                                                 0.54%
   PUD                                                                     0.70%
   Townhouse                                                               0.55%
   Cooperative                                                             0.30%
LOAN PURPOSE
   Purchase                                                               65.22%
   Refinance (Rate/Term)                                                  20.05%
   Refinance (Cash-out)                                                   12.94%
   Debt Consolidation                                                      1.11%
   Construction                                                            0.27%
   Home Improvement                                                        0.38%
   Unknown                                                                 0.02
OCCUPANCY STATUS
   Owner Occupied                                                         93.25%
   Second Home                                                             5.84%
   Investment Property                                                     0.70%
   Unknown                                                                 0.21%
LOCATION (> 5.00%)
   Florida                                                                16.63%
   California                                                             10.42%
   New Jersey                                                              9.56%
   Virginia                                                                7.20%
   North Carolina                                                          6.75%
   Connecticut                                                             6.45%
   Pennsylvania                                                            6.20%
   New York                                                                5.22%
   Georgia                                                                 5.15%

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                GROUP II

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
CURRENT PRINCIPAL BALANCE AS OF 8/31/02 ($)   GROUP II LOANS    GROUP II BALANCE      GROUP II BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
0.01 to 100,000.00                                        199       $9,519,906.99                   0.65%
100,000.01 to 200,000.00                                   89       13,291,091.83                   0.91
200,000.01 to 300,000.00                                  375      105,018,824.12                   7.21
300,000.01 to 400,000.00                                1,565      538,220,826.22                  36.93
400,000.01 to 500,000.00                                  711      315,161,850.94                  21.63
500,000.01 to 600,000.00                                  302      165,283,264.92                  11.34
600,000.01 to 700,000.00                                  179      114,118,463.04                   7.83
700,000.01 to 800,000.00                                   75       55,626,667.42                   3.82
800,000.01 to 900,000.00                                   48       40,778,037.96                   2.80
900,000.01 to 1,000,000.00                                 55       52,537,695.87                   3.61
1,000,000.01 to 1,100,000.00                                6        6,314,197.63                   0.43
1,100,000.01 to 1,200,000.00                                7        8,105,225.94                   0.56
1,200,000.01 to 1,300,000.00                                5        6,370,055.23                   0.44
1,300,000.01 to 1,400,000.00                                2        2,615,450.89                   0.18
1,400,000.01 to 1,500,000.00                                2        2,972,249.48                   0.20
1,500,000.01 to 1,600,000.00                                1        1,537,873.56                   0.11
1,600,000.01 to 1,700,000.00                                3        5,010,723.06                   0.34
1,700,000.01 to 1,800,000.00                                2        3,543,951.96                   0.24
1,800,000.01 to 1,900,000.00                                1        1,828,623.26                   0.13
1,900,000.01 to 2,000,000.00                                1        1,983,152.89                   0.14
2,200,000.01 to 2,300,000.00                                1        2,262,399.89                   0.16
2,300,000.01 to 2,400,000.00                                1        2,332,649.27                   0.16
2,800,000.01 to 2,900,000.00                                1        2,809,025.77                   0.19
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   3,631   $1,457,242,208.14                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                GROUP II

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
MORTGAGE RATE (%)                             GROUP II LOANS    GROUP II BALANCE      GROUP II BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
3.501 to 4.000                                              1         $977,682.79                   0.07%
4.001 to 4.500                                              2          645,879.78                   0.04
4.501 to 5.000                                              5        1,721,269.09                   0.12
5.001 to 5.500                                              5        2,578,133.37                   0.18
5.501 to 6.000                                             60       24,544,897.92                   1.68
6.001 to 6.500                                            404      154,513,375.76                  10.60
6.501 to 7.000                                          1,221      493,251,347.84                  33.85
7.001 to 7.500                                          1,175      488,413,714.04                  33.52
7.501 to 8.000                                            481      204,718,321.53                  14.05
8.001 to 8.500                                            131       52,545,284.75                   3.61
8.501 to 9.000                                             88       25,617,666.12                   1.76
9.001 to 9.500                                             18        2,888,656.02                   0.20
9.501 to 10.000                                            14        3,067,434.61                   0.21
10.001 to 10.500                                            8        1,044,012.50                   0.07
10.501 to 11.000                                            5          537,787.97                   0.04
11.001 to 11.500                                            4           48,824.17                   0.00
11.501 to 12.000                                            4           82,149.40                   0.01
12.001 to 12.500                                            1           13,814.32                   0.00
13.001 to 13.500                                            2           19,565.03                   0.00
14.501 to 15.000                                            1            5,019.86                   0.00
16.501 to 17.000                                            1            7,371.27                   0.00
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   3,631   $1,457,242,208.14                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                GROUP II

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
LOCATION                                      GROUP II LOANS    GROUP II BALANCE      GROUP II BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Florida                                                   528     $242,343,812.28                  16.63%
California                                                348      151,793,553.71                  10.42
New Jersey                                                358      139,248,169.43                   9.56
Virginia                                                  286      104,964,618.38                   7.20
North Carolina                                            243       98,375,778.76                   6.75
Connecticut                                               227       94,040,171.09                   6.45
Pennsylvania                                              267       90,359,703.93                   6.20
New York                                                  170       76,120,897.45                   5.22
Georgia                                                   201       74,975,617.86                   5.15
Massachusetts                                             144       58,596,588.72                   4.02
Maryland                                                  119       45,914,057.82                   3.15
Texas                                                      84       32,932,831.90                   2.26
Colorado                                                   72       31,398,973.69                   2.15
South Carolina                                             77       26,825,807.84                   1.84
Illinois                                                   65       25,895,435.16                   1.78
Ohio                                                       66       24,975,882.15                   1.71
Washington                                                 47       18,923,677.88                   1.30
Michigan                                                   42       15,600,307.36                   1.07
Arizona                                                    37       14,832,405.40                   1.02
District of Columbia                                       36       10,805,864.98                   0.74
Tennessee                                                  30       10,184,174.52                   0.70
Indiana                                                    23        8,430,760.44                   0.58
Minnesota                                                  24        8,479,789.99                   0.58
Missouri                                                   19        7,281,231.98                   0.50
Delaware                                                   18        6,320,974.64                   0.43
New Hampshire                                              13        5,101,148.89                   0.35
Nevada                                                      8        4,234,333.31                   0.29
Alabama                                                    11        3,631,268.49                   0.25
Rhode Island                                               10        3,648,798.03                   0.25
Oregon                                                     10        3,248,934.23                   0.22
Kentucky                                                    6        2,660,612.28                   0.18
Kansas                                                      7        2,449,073.35                   0.17
Wisconsin                                                   6        2,167,978.94                   0.15
Louisiana                                                   5        1,753,324.61                   0.12
Maine                                                       4        1,489,865.97                   0.10
Mississippi                                                 3        1,365,617.52                   0.09
Utah                                                        4        1,325,345.39                   0.09
Vermont                                                     2        1,203,646.60                   0.08
Arkansas                                                    3          946,664.91                   0.06
Idaho                                                       2          429,191.16                   0.03
Montana                                                     1          386,279.93                   0.03
Oklahoma                                                    1          385,472.27                   0.03
Iowa                                                        1          300,106.18                   0.02
West Virginia                                               1          318,777.33                   0.02
Wyoming                                                     1          359,758.24                   0.02
Alaska                                                      1          214,923.15                   0.01
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   3,631   $1,457,242,208.14                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                GROUP II

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
FICO SCORE                                    GROUP II LOANS    GROUP II BALANCE      GROUP II BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Not Available                                              36      $14,668,973.92                   1.01%
451 to 500                                                  7        2,751,174.47                   0.19
501 to 550                                                 50       16,844,744.03                   1.16
551 to 600                                                106       45,653,350.00                   3.13
601 to 650                                                440      154,091,614.99                  10.57
651 to 700                                                787      312,495,427.18                  21.44
701 to 750                                              1,002      423,056,919.28                  29.03
751 to 800                                              1,141      464,591,834.45                  31.88
801 to 850                                                 62       23,088,169.82                   1.58
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   3,631   $1,457,242,208.14                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
CURRENT LTV (%)                               GROUP II LOANS    GROUP II BALANCE      GROUP II BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Not Available                                               2         $787,575.26                   0.05%
0.01 to 5.00                                                2          252,012.83                   0.02
5.01 to 10.00                                               1           46,858.34                   0.00
10.01 to 15.00                                              6          732,102.82                   0.05
15.01 to 20.00                                              7        1,951,480.18                   0.13
20.01 to 25.00                                             22        4,294,678.23                   0.29
25.01 to 30.00                                             25       11,031,996.87                   0.76
30.01 to 35.00                                             35       13,143,701.54                   0.90
35.01 to 40.00                                             56       22,239,596.21                   1.53
40.01 to 45.00                                             73       31,906,729.51                   2.19
45.01 to 50.00                                            121       47,789,353.46                   3.28
50.01 to 55.00                                            147       63,417,933.60                   4.35
55.01 to 60.00                                            202       84,475,010.23                   5.80
60.01 to 65.00                                            264      112,964,390.04                   7.75
65.01 to 70.00                                            378      156,930,492.50                  10.77
70.01 to 75.00                                            582      244,617,173.67                  16.79
75.01 to 80.00                                          1,085      448,218,488.98                  30.76
80.01 to 85.00                                            178       65,270,682.81                   4.48
85.01 to 90.00                                            260       94,868,897.25                   6.51
90.01 to 95.00                                            110       38,773,355.92                   2.66
95.01 to 100.00                                            75       13,529,697.89                   0.93
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   3,631   $1,457,242,208.14                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                GROUP II

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
ORIGINAL TERM TO MATURITY (MONTHS)            GROUP II LOANS    GROUP II BALANCE      GROUP II BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
181 to 240                                                 89      $20,309,300.37                   1.39%
241 to 300                                                 31        4,526,070.07                   0.31
301 to 360                                              3,507    1,431,292,834.93                  98.22
361 to 420                                                  4        1,114,002.77                   0.08
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   3,631   $1,457,242,208.14                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
REMAINING TERM TO MATURITY (MONTHS)           GROUP II LOANS    GROUP II BALANCE      GROUP II BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
1 to 60                                                    38       $2,119,144.47                   0.15%
61 to 120                                                  33        3,421,348.11                   0.23
121 to 180                                                 50       11,488,784.79                   0.79
181 to 240                                                125       46,103,909.14                   3.16
241 to 300                                                525      185,609,997.35                  12.74
301 to 360                                              2,860    1,208,499,024.28                  82.93
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   3,631   $1,457,242,208.14                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
SEASONING (MONTHS)                            GROUP II LOANS    GROUP II BALANCE      GROUP II BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
1 to 60                                                 2,897   $1,222,325,573.64                  83.88%
61 to 120                                                 565      197,598,403.82                  13.56
121 to 180                                                115       34,036,317.83                   2.34
181 to 240                                                 23        1,278,823.82                   0.09
241 to 300                                                 14          426,808.59                   0.03
301 to 360                                                 17        1,576,280.44                   0.11
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   3,631   $1,457,242,208.14                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                GROUP II

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
DOCUMENTATION TYPE                            GROUP II LOANS    GROUP II BALANCE      GROUP II BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Full                                                    2,012     $825,040,629.64                  56.62%
Alternate                                                 828      323,172,488.42                  22.18
Assets Verified / No Income                               364      146,191,066.93                  10.03
Unknown                                                   303      112,448,447.82                   7.72
No Income / No Assets                                     124       50,389,575.33                   3.46
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   3,631   $1,457,242,208.14                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
PROPERTY TYPE                                 GROUP II LOANS    GROUP II BALANCE      GROUP II BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Single Family                                           3,345   $1,363,095,650.10                  93.54%
Condo                                                     147       50,725,899.24                   3.48
Two to Four Family                                         39       12,979,465.76                   0.89
PUD                                                        32       10,190,926.18                   0.70
Townhouse                                                  48        7,948,786.50                   0.55
Multi-Family (5+ Units)                                    15        7,915,723.34                   0.54
Cooperative                                                 5        4,385,757.02                   0.30
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   3,631   $1,457,242,208.14                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
LOAN PURPOSE                                  GROUP II LOANS    GROUP II BALANCE      GROUP II BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Purchase                                                2,424     $950,450,544.86                  65.22%
Refinance (Rate/Term)                                     709      292,222,159.42                  20.05
Refinance (Cash-out)                                      427      188,636,572.79                  12.94
Debt Consolidation                                         45       16,223,280.90                   1.11
Home Improvement                                           15        5,547,950.82                   0.38
Construction                                                9        3,886,931.59                   0.27
Unknown                                                     2          274,767.76                   0.02
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   3,631   $1,457,242,208.14                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
OCCUPANCY TYPE                                GROUP II LOANS    GROUP II BALANCE      GROUP II BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Owner Occupied                                          3,408   $1,358,875,683.13                  93.25%
Second Home                                               187       85,103,686.42                   5.84
Investment Property                                        28       10,270,323.25                   0.70
Unknown                                                     8        2,992,515.34                   0.21
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   3,631   $1,457,242,208.14                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                            DESCRIPTION OF COLLATERAL

                                    GROUP III

SUMMARY STATISTICS

NUMBER OF MORTGAGE LOANS                                                    336
CURRENT PRINCIPAL BALANCE                                        $44,793,924.37
   Minimum                                                            $5,066.82
   Maximum                                                          $249,132.16
   Average                                                          $133,315.25
MORTGAGE RATE (%)
   Minimum                                                                3.000%
   Maximum                                                               15.500%
   Weighted Average                                                       7.158%
CURRENT LTV RATIO (%)
   Minimum                                                                 3.26%
   Maximum                                                                99.61%
   Weighted Average                                                       47.40%
FICO SCORE
   Minimum                                                                  499
   Maximum                                                                  805
   Weighted Average                                                         714
% FIRST LIEN                                                             100.00%
WAVG ORIGINAL TERM                                                          229
WAVG REMAINING TERM                                                         153
WAVG SEASONING                                                               76
PRODUCT TYPE
   Fully Amortizing                                                      100.00%
   Balloon                                                                 0.00%
DOCUMENTATION
   Full                                                                   64.12%
   Alternate                                                               8.87%
   Assets Verified / No Income                                             9.97%
   No Income / No Assets                                                   6.79%
   Unknown                                                                10.25%
PROPERTY TYPE
   Single Family                                                          89.87%
   Condo                                                                   7.91%
   Two to Four Family                                                      0.81%
   Multi-Family (5+ Units)                                                 0.79%
   PUD                                                                     0.34%
   Townhouse                                                               0.18%
   Cooperative                                                             0.10%
LOAN PURPOSE
   Purchase                                                               44.06%
   Refinance (Rate/Term)                                                  35.28%
   Refinance (Cash-out)                                                   16.58%
   Debt Consolidation                                                      0.58%
   Construction                                                            2.99%
   Home Improvement                                                        0.51%
OCCUPANCY STATUS
   Owner Occupied                                                         91.78%
   Second Home                                                             5.96%
   Investment Property                                                     2.26%
LOCATION (> 5.00%)
   Florida                                                                86.66%
   New York                                                                9.25%
   Texas                                                                   4.08%

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                GROUP III

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
CURRENT PRINCIPAL BALANCE AS OF 8/31/02 ($)   GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
0.01 to 100,000.00                                        129       $5,825,270.46                  13.00%
100,000.01 to 200,000.00                                  123       19,703,581.72                  43.99
200,000.01 to 300,000.00                                   84       19,265,072.19                  43.01
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
MORTGAGE RATE (%)                             GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
2.501 to 3.000                                             16         $113,428.38                   0.25%
5.001 to 5.500                                              2          300,510.12                   0.67
5.501 to 6.000                                              6        1,094,004.33                   2.44
6.001 to 6.500                                             31        5,161,950.58                  11.52
6.501 to 7.000                                            107       16,492,169.67                  36.82
7.001 to 7.500                                             85       12,656,187.85                  28.25
7.501 to 8.000                                             42        4,643,255.57                  10.37
8.001 to 8.500                                             17        2,131,770.43                   4.76
8.501 to 9.000                                             15        1,321,884.19                   2.95
9.001 to 9.500                                              5          381,388.68                   0.85
9.501 to 10.000                                             3          311,321.87                   0.70
10.001 to 10.500                                            1           43,377.12                   0.10
10.501 to 11.000                                            2           41,467.67                   0.09
12.001 to 12.500                                            1           28,138.12                   0.06
12.501 to 13.000                                            2           55,922.86                   0.12
15.001 to 15.500                                            1           17,146.93                   0.04
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
LOCATION                                      GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Florida                                                   300      $38,819,960.53                  86.66%
New York                                                   25        4,144,996.66                   9.25
Texas                                                      11        1,828,967.18                   4.08
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
FICO SCORE                                    GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Not Available                                               2         $372,638.45                   0.83%
451 to 500                                                  1           26,156.51                   0.06
501 to 550                                                 12          631,061.57                   1.41
551 to 600                                                 22        1,098,991.10                   2.45
601 to 650                                                 57        5,176,265.21                  11.56
651 to 700                                                 73        9,485,597.96                  21.18
701 to 750                                                 79       12,825,928.10                  28.63
751 to 800                                                 88       14,704,459.44                  32.83
801 to 850                                                  2          472,826.03                   1.06
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                GROUP III

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
ORIGINAL LTV (%)                              GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Not Available                                               1         $204,011.83                   0.46%
10.01 to 20.00                                              1           45,792.81                   0.10
20.01 to 30.00                                              4          522,099.62                   1.17
30.01 to 40.00                                              8        1,402,956.87                   3.13
40.01 to 50.00                                             13        1,702,008.62                   3.80
50.01 to 60.00                                             23        3,416,719.39                   7.63
60.01 to 70.00                                             48        7,636,574.25                  17.05
70.01 to 80.00                                            133       21,180,887.90                  47.29
80.01 to 90.00                                             32        3,723,185.75                   8.31
90.01 to 100.00                                            73        4,959,687.33                  11.07
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
CURRENT LTV (%)                               GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Not Available                                               1         $204,011.83                   0.46%
0.01 to 5.00                                                3           88,798.60                   0.20
5.01 to 10.00                                               6          396,547.74                   0.89
10.01 to 15.00                                              7          587,932.35                   1.31
15.01 to 20.00                                             17        2,106,196.52                   4.70
20.01 to 25.00                                             23        3,226,331.24                   7.20
25.01 to 30.00                                             16        2,283,905.29                   5.10
30.01 to 35.00                                             27        4,126,298.13                   9.21
35.01 to 40.00                                             48        6,989,185.05                  15.60
40.01 to 45.00                                             37        5,334,112.10                  11.91
45.01 to 50.00                                             20        2,810,002.73                   6.27
50.01 to 55.00                                             16        2,490,881.63                   5.56
55.01 to 60.00                                             17        3,389,020.60                   7.57
60.01 to 65.00                                             12        2,648,325.27                   5.91
65.01 to 70.00                                             19        1,505,131.19                   3.36
70.01 to 75.00                                              5          465,666.84                   1.04
75.01 to 80.00                                             14        1,755,951.51                   3.92
80.01 to 85.00                                              6          466,643.45                   1.04
85.01 to 90.00                                              7          625,396.11                   1.40
90.01 to 95.00                                             19        1,740,892.32                   3.89
95.01 to 100.00                                            16        1,552,693.87                   3.47
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                GROUP III

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
ORIGINAL TERM TO MATURITY (MONTHS)            GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
61 to 120                                                   2         $331,367.98                   0.74%
121 to 180                                                186       28,662,399.64                  63.99
181 to 240                                                 48        3,937,732.01                   8.79
241 to 300                                                  8          586,484.93                   1.31
301 to 360                                                 92       11,275,939.81                  25.17
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
REMAINING TERM TO MATURITY (MONTHS)           GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
1 to 60                                                     1         $139,523.92                   0.31%
61 to 120                                                 154       20,416,969.87                  45.58
121 to 180                                                 87       12,254,560.00                  27.36
181 to 240                                                 16        2,340,786.10                   5.23
241 to 300                                                 24        3,484,324.05                   7.78
301 to 360                                                 54        6,157,760.43                  13.75
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
SEASONING (MONTHS)                            GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
< 1                                                         5         $777,654.09                   1.74%
1 to 60                                                   121       16,568,717.58                  36.99
61 to 120                                                 168       24,566,589.59                  54.84
121 to 180                                                 32        2,413,911.73                   5.39
181 to 240                                                  7          227,146.56                   0.51
241 to 300                                                  3          239,904.82                   0.54
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
DOCUMENTATION TYPE                            GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Full                                                      214      $28,723,320.52                  64.12%
Unknown                                                    36        4,589,824.32                  10.25
Assets Verified / No Income                                36        4,466,060.58                   9.97
Alternate                                                  33        3,975,303.52                   8.87
No Income / No Assets                                      17        3,039,415.43                   6.79
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                GROUP III

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
PROPERTY TYPE                                 GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Single Family                                             295      $40,257,930.20                  89.87%
Condo                                                      33        3,541,454.18                   7.91
Two to Four Family                                          2          364,735.63                   0.81
Multi-Family (5+ Units)                                     2          354,931.82                   0.79
PUD                                                         2          150,927.73                   0.34
Townhouse                                                   1           79,345.23                   0.18
Cooperative                                                 1           44,599.58                   0.10
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
LOAN PURPOSE                                  GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Purchase                                                  159      $19,734,693.07                  44.06%
Refinance (Rate/Term)                                     115       15,805,096.94                  35.28
Refinance (Cash-out)                                       51        7,426,260.64                  16.58
Construction                                                7        1,339,819.44                   2.99
Debt Consolidation                                          2          261,740.61                   0.58
Home Improvement                                            2          226,313.67                   0.51
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
OCCUPANCY TYPE                                GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Owner Occupied                                            309      $41,112,474.98                  91.78%
Second Home                                                19        2,669,763.69                   5.96
Investment Property                                         8        1,011,685.70                   2.26
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SUBJECT TO REVISION
SERIES TERM SHEET DATED SEPTEMBER 13, 2002

                                                                         REVISED

                                 [WACHOVIA LOGO]

               WACHOVIA ASSET SECURITIZATION, INC., SERIES 2002-1
                                 $2,129,098,931
                                  (APPROXIMATE)

                               WACHOVIA BANK, N.A.
                                     Seller

                               WACHOVIA BANK, N.A.
                                 Master Servicer

                       WACHOVIA ASSET SECURITIZATION, INC.
                                    Depositor

                                   DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of Wachovia Asset Securitization, Inc., Series 2002-1. The Series Term Sheet has been prepared by the Underwriter for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Wachovia Securities, the Sellers nor any of their respective affiliates make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the Final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the Final Prospectus and Prospectus Supplement as of their publication dates.

                           [WACHOVIA SECURITIES LOGO]

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

TO CALL

                       Expected      Coupon/                   Expected     Expected            Expected
                     Approximate     Interest    Principal      WAL(5)      Principal           Ratings
Class                  Size(1)       Type(6)        Type        (yrs)       Window(5)     S&P   Moody's   Fitch
-----------------   --------------   --------   ------------   --------   -------------   ---   -------   -----
Class 1-A-1           $122,000,000    6.25%     Super Senior       2.06   10/02 - 07/08   AAA     Aaa      AAA
Class 1-A-2(3)(4)     $483,115,000   Net WAC       Senior          2.06   10/02 - 07/08   AAA     Aaa      AAA
Class 2-A-1           $235,000,000    6.25%     Super Senior       2.30   10/02 - 07/08   AAA     Aaa      AAA
Class 2-A-2(3)(4)   $1,171,239,000   Net WAC       Senior          2.30   10/02 - 07/08   AAA     Aaa      AAA
Class 3A               $43,226,000    6.50%        Senior          2.04   10/02 - 07/08   AAA     Aaa      AAA
Class X(2) (3)      $2,129,098,931   WAC I/O        I/O            2.33        N/A        AAA     Aaa      AAA
Class B-1(3)           $29,807,000    Fixed     Subordinate        5.25   10/02 - 07/08   AA      Aa2      AA
Class B-2(3)           $14,904,000    Fixed     Subordinate        5.25   10/02 - 07/08    A      A2        A
Class B-3(3)           $11,710,000    Fixed     Subordinate        5.25   10/02 - 07/08   BBB    Baa2      BBB
Class B-4(3)            $7,452,000    Fixed     Subordinate        5.25   10/02 - 07/08   BB      Ba2      BB
Class B-5(3)            $5,323,000    Fixed     Subordinate        5.25   10/02 - 07/08    B      B2        B
Class B-6(3)            $5,322,931    Fixed     Subordinate        5.25   10/02 - 07/08   NR      NR       NR

TO MATURITY

                       Expected                                Expected     Expected            Expected
                     Approximate     Interest    Principal      WAL(5)      Principal           Ratings
Class                  Size(1)       Type(6)        Type        (yrs)       Window(5)     S&P   Moody's   Fitch
-----------------   --------------   --------   ------------   --------   -------------   ---   -------   -----
Class 1-A-1           $122,000,000    6.25%     Super Senior       2.14   10/02 - 11/13   AAA     Aaa      AAA
Class 1-A-2(3)(4)     $483,115,000   Net WAC       Senior          2.14   10/02 - 11/13   AAA     Aaa      AAA
Class 2-A-1           $235,000,000    6.25%     Super Senior       2.50   10/02 - 04/29   AAA     Aaa      AAA
Class 2-A-2(3)(4)   $1,171,239,000   Net WAC       Senior          2.50   10/02 - 04/29   AAA     Aaa      AAA
Class 3A               $43,226,000    6.50%        Senior          2.12   10/02 - 03/27   AAA     Aaa      AAA
Class X(2) (3)      $2,129,098,931   WAC I/O        I/O            2.57        N/A        AAA     Aaa      AAA
Class B-1(3)           $29,807,000    Fixed     Subordinate        7.64   10/02 - 04/29   AA      Aa2      AA
Class B-2(3)           $14,904,000    Fixed     Subordinate        7.64   10/02 - 04/29    A      A2        A
Class B-3(3)           $11,710,000    Fixed     Subordinate        7.64   10/02 - 04/29   BBB    Baa2      BBB
Class B-4(3)            $7,452,000    Fixed     Subordinate        7.64   10/02 - 04/29   BB      Ba2      BB
Class B-5(3)            $5,323,000    Fixed     Subordinate        7.64   10/02 - 04/29    B      B2        B
Class B-6(3)            $5,322,931    Fixed     Subordinate        7.64   10/02 - 04/29   NR      NR       NR

(1) Approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The Class X Certificates receive only interest payments on a notional balance initially equal to approximately $2,129,098,931.

(3) The Class 1-A-2, Class 2-A-2, Class X, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will not be offered to the public.

(4) Contains components consisting of PO, WAC IO, and Stated Coupon securities.

(5) A pricing speed of 30 CPR was assumed for the Group I Mortgage Loans, the Group II Mortgage Loans and the Group III Mortgage Loans.

(6)   Class 1-A-1, Class 2-A-1 and Class 3A are fixed rate certificates.

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

CONTACTS: WACHOVIA SECURITIES

TRADING / SYNDICATE                    PHONE              E-MAIL ADDRESS
-------------------                    -----              --------------
John Sherwood                     (704) 383-6393     john.sherwood@wachovia.com
Mark Sadow                        (704) 715-1226     mark.sadow@wachovia.com
Mark Adamson                      (704) 383-7727     mark.adamson@wachovia.com

MORTGAGE FINANCE                       PHONE              E-MAIL ADDRESS
----------------                       -----              --------------
Robert Perret                     (704) 374-4868     robert.perret@wachovia.com
Jon Riber                         (704) 383-7203     jon.riber@wachovia.com
David Lyle                        (704) 715-8131     david.lyle@wachovia.com

STRUCTURING                            PHONE              E-MAIL ADDRESS
-----------                            -----              --------------
Barbara Smith                     (704) 383-8614     barbaram.smith@wachovia.com

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS

TITLE OF SECURITIES:          Wachovia Asset Securitization, Inc. Asset-Backed
                              Securities, Series 2002-1

OFFERED CERTIFICATES:         Class 1-A-1, Class 2-A-1 and Class 3A Certificates

NON-OFFERED CERTIFICATES:     Class 1-A-2, Class 2-A-2, Class X, Class B-1,
                              Class B-2, Class B-3, Class B-4, Class B-5 and
                              Class B-6 Certificates

SELLER:                       Wachovia Bank, N.A.

MASTER SERVICER:              Wachovia Bank, N.A.

SUB SERVICERS                 Alliance Mortgage Company and GMAC Mortgage
                              Corporation

DEPOSITOR:                    Wachovia Asset Securitization, Inc.

TRUSTEE:                      JPMorgan Chase Bank

CERTIFICATE ADMINISTRATOR:    Wachovia Bank, N.A.

CUSTODIAN:                    Wachovia Bank, N.A.

RATING AGENCIES:              Standard and Poor's Ratings Services ("S&P"),
                              Moody's Investors Services, Inc. ("Moody's") and
                              Fitch Ratings ("Fitch")

SOLE UNDERWRITER:             Wachovia Securities, Inc.

CLOSING DATE:                 On or about September 27, 2002

DISTRIBUTION DATES:           25th of each month, or if such day is not a
                              business day, the next succeeding business day, commencing October 25, 2002.

RECORD DATE:                  For the Offered Certificates and the Non-Offered
                              Certificates, the last business day in the month preceding the applicable Distribution Date.

CUT-OFF DATE:                 September 1, 2002

PAYMENT DELAY:                With respect to the Offered Certificates and the
                              Non-Offered Certificates, 24 days.

DAY COUNT:                    With respect to the Offered Certificates and the
                              Non-Offered Certificates, 30/360.

OPTIONAL TERMINATION DATE:    Any Distribution Date on or after which the
                              aggregate principal balance of the mortgage loans declines to 10% or less of the aggregate principal balance as of the Cut-off Date ("Cut-off
                              Balance").

DENOMINATION:                 $25,000 and multiples of $1,000 in excess thereof.

SMMEA ELIGIBILITY:            The Offered Certificates will be SMMEA eligible.

ERISA ELIGIBILITY:            The Offered Certificates may be ERISA eligible.

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

STRUCTURAL HIGHLIGHTS

o "Super-Senior" structure, whereby the Trust will offer the Class 1-A-1 Certificates and the Class 2-A-1 Certificates as "Super-Senior" certificates, and the Class 3A Certificates as pass-through certificates.

o Credit Enhancement will be provided to the Class 1-A-1 Certificates by the triple-A rated Class 1-A-2 Certificates and the Subordinate Certificates.

o Credit Enhancement will be provided to the Class 2-A-1 Certificates by the triple-A rated Class 2-A-2 Certificates and the Subordinate Certificates.

o Credit Enhancement will be provided to the Class 3A Certificates by the Subordinate Certificates.

o Payments on the Class 1-A-1 Certificates and the Class 1-A-2 Certificates will be funded from payments received with respect to the mortgage loans from Group I.

o Payments on the Class 2-A-1 Certificates and the Class 2-A-2 Certificates will be funded from payments received with respect to the mortgage loans from Group II.

o Payments on the Class 3A Certificates will be funded from payments received with respect to the mortgage loans from Group III.

o The Subordinate Certificates will be funded from payments received with respect to the Total Mortgage Loans.

o Realized losses on the Total Mortgage Loans will be allocated in the following order of priority: to the Class B-6 Certificates, to the Class B-5 Certificates, to the Class B-4 Certificates, to the Class B-3 Certificates, to the Class B-2 Certificates, and to the Class B-1 Certificates.

o As a result of the principal balances of the Subordinate Certificates being zero due to losses, further losses will be applied to the Class 1-A-2 Certificates and Class 1-A-1 Certificates, in that order, from losses with respect to the mortgage loans only from Group I.

o As a result of the principal balances of the Subordinate Certificates being zero due to losses, further losses will be applied to the Class 2-A-2 Certificates and Class 2-A-1 Certificates, in that order, from losses with respect to the mortgage loans only from Group II.

o As a result of the principal balances of the Subordinate Certificates being zero due to losses, further losses will be applied to the Class 3A Certificates from losses with respect to the mortgage loans only from Group III.

o Through the 60th Payment Date, 100% of principal prepayments and curtailments will be paid pro rata to the Senior Certificates based on each Certificates' respective loan group. Thereafter, the Subordinate Certificates will receive a portion of principal prepayments and curtailments on a pro rata basis according to the Shifting Interest Table below. For example, from the 61st Payment Date through the 72nd Payment Date, the Senior Certificates will receive 70% of all principal prepayments and curtailments while the Subordinate Certificates will receive 30% of principal prepayments and curtailments.

          SHIFTING INTEREST TABLE

            Month <=      Shift%
            --------      ------
               60          100
               72           70
               84           60
               96           40
              108           20
              360            0

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

THE MORTGAGE POOL

The mortgage loans are fixed rate, first lien, residential mortgages on primarily 1-4 family properties. The Mortgage pool will consist of 5,808 closed-end mortgage loans with an aggregate principal balance of approximately $2,129,098,931.33 (the "Total Mortgage Loans") as of the Cut-off Date. The Total Mortgage Loans will be divided into three loan groups, Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans. The Group I Mortgage Loans will consist of 1,841 primarily 15-year mortgage loans with an aggregate principal balance of approximately $627,061,798 as of the Cut-off Date. The Group II Mortgage Loans will consist of 3,631 primarily 30-year mortgage loans with an aggregate principal balance of approximately $1,457,242,208.14 as of the Cut-off Date. The Group III Mortgage Loans will consist of 336 mortgage loans with an aggregate principal balance of approximately $44,793,924 as of the Cut-off Date. For detailed loan group information, please refer to the Description of Collateral herein. Unless otherwise indicated, information presented herein expressed as percentages (other than rates of interest) are approximate percentages based on the stated principal balances of the loans as of the Cut-Off Date.

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                            DESCRIPTION OF COLLATERAL

                                    AGGREGATE

SUMMARY STATISTICS

NUMBER OF MORTGAGE LOANS                                                  5,808
CURRENT PRINCIPAL BALANCE                                     $2,129,098,931.33
   Minimum                                                            $5,019.86
   Maximum                                                        $2,809,025.77
   Average                                                          $366,580.39
MORTGAGE RATE (%)
   Minimum                                                                3.000%
   Maximum                                                               16.750%
   Weighted Average                                                       7.076%
CURRENT LTV RATIO (%)
   Minimum                                                                 1.52%
   Maximum                                                                99.61%
   Weighted Average                                                       65.00%
FICO SCORE
   Minimum                                                                  457
   Maximum                                                                  820
   Weighted Average                                                         717
% FIRST LIEN                                                             100.00%
WAVG ORIGINAL TERM                                                          302
WAVG REMAINING TERM                                                         259
WAVG SEASONING                                                               43
PRODUCT TYPE
   Fully Amortizing                                                       99.70%
   Balloon                                                                 0.30%
DOCUMENTATION
   Full                                                                   58.98%
   Alternate                                                              18.91%
   Assets Verified / No Income                                            11.18%
   No Income / No Assets                                                   3.60%
   Unknown                                                                 7.33%
PROPERTY TYPE
   Single Family                                                          93.21%
   Condo                                                                   4.17%
   Two to Four Family                                                      0.77%
   Multi-Family (5+ Units)                                                 0.54%
   PUD                                                                     0.55%
   Townhouse                                                               0.45%
   Cooperative                                                             0.31%
LOAN PURPOSE
   Purchase                                                               55.42%
   Refinance (Rate/Term)                                                  26.48%
   Refinance (Cash-out)                                                   16.40%
   Debt Consolidation                                                      1.05%
   Construction                                                            0.34%
   Home Improvement                                                        0.30%
   Unknown                                                                 0.01%
OCCUPANCY STATUS
   Owner Occupied                                                         91.30%
   Second Home                                                             7.84%
   Investment Property                                                     0.72%
   Unknown                                                                 0.14%
LOCATION (> 5.00%)
   Florida                                                                21.00%
   New Jersey                                                              9.96%
   North Carolina                                                          8.24%
   California                                                              8.21%
   Virginia                                                                6.63%
   Pennsylvania                                                            6.43%
   Connecticut                                                             5.91%
   Georgia                                                                 5.28%

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                AGGREGATE

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
CURRENT PRINCIPAL BALANCE AS OF 8/31/02 ($)   MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
0.01 to 100,000.00                                        492      $22,310,629.67                   1.05%
100,000.01 to 200,000.00                                  401       62,884,694.07                   2.95
200,000.01 to 300,000.00                                  967      257,533,416.29                  12.10
300,000.01 to 400,000.00                                2,033      698,919,302.99                  32.83
400,000.01 to 500,000.00                                  945      419,107,817.70                  19.68
500,000.01 to 600,000.00                                  444      242,136,006.94                  11.37
600,000.01 to 700,000.00                                  233      148,719,554.20                   6.99
700,000.01 to 800,000.00                                   94       69,691,421.66                   3.27
800,000.01 to 900,000.00                                   74       62,773,242.78                   2.95
900,000.01 to 1,000,000.00                                 74       70,721,585.35                   3.32
1,000,000.01 to 1,100,000.00                                7        7,388,175.88                   0.35
1,100,000.01 to 1,200,000.00                                9       10,500,055.98                   0.49
1,200,000.01 to 1,300,000.00                               12       15,104,068.87                   0.71
1,300,000.01 to 1,400,000.00                                2        2,615,450.89                   0.12
1,400,000.01 to 1,500,000.00                                3        4,426,586.69                   0.21
1,500,000.01 to 1,600,000.00                                1        1,537,873.56                   0.07
1,600,000.01 to 1,700,000.00                                3        5,010,723.06                   0.24
1,700,000.01 to 1,800,000.00                                6       10,514,074.61                   0.49
1,800,000.01 to 1,900,000.00                                1        1,828,623.26                   0.09
1,900,000.01 to 2,000,000.00                                3        5,830,032.86                   0.27
2,100,000.01 to 2,200,000.00                                1        2,141,519.09                   0.10
2,200,000.01 to 2,300,000.00                                1        2,262,399.89                   0.11
2,300,000.01 to 2,400,000.00                                1        2,332,649.27                   0.11
2,800,000.01 to 2,900,000.00                                1        2,809,025.77                   0.13
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   5,808   $2,129,098,931.33                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                AGGREGATE

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
MORTGAGE RATE (%)                             MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
2.501 to 3.000                                             16         $113,428.38                   0.01%
3.501 to 4.000                                              1          977,682.79                   0.05
4.001 to 4.500                                              2          645,879.78                   0.03
4.501 to 5.000                                              5        1,721,269.09                   0.08
5.001 to 5.500                                             12        4,238,423.20                   0.20
5.501 to 6.000                                            156       54,284,256.14                   2.55
6.001 to 6.500                                            764      277,543,926.35                  13.04
6.501 to 7.000                                          2,195      820,708,859.41                  38.55
7.001 to 7.500                                          1,595      619,314,874.81                  29.09
7.501 to 8.000                                            647      243,343,917.52                  11.43
8.001 to 8.500                                            195       66,034,222.29                   3.10
8.501 to 9.000                                            113       30,552,570.25                   1.44
9.001 to 9.500                                             26        3,398,321.16                   0.16
9.501 to 10.000                                            23        3,702,105.74                   0.17
10.001 to 10.500                                           16        1,421,705.18                   0.07
10.501 to 11.000                                           11          657,358.74                   0.03
11.001 to 11.500                                            4           48,824.17                   0.00
11.501 to 12.000                                           17          237,107.30                   0.01
12.001 to 12.500                                            2           41,952.44                   0.00
12.501 to 13.000                                            3           63,143.50                   0.00
13.001 to 13.500                                            2           19,565.03                   0.00
14.501 to 15.000                                            1            5,019.86                   0.00
15.001 to 15.500                                            1           17,146.93                   0.00
16.501 to 17.000                                            1            7,371.27                   0.00
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   5,808   $2,129,098,931.33                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                AGGREGATE

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
LOCATION                                      MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Florida                                                 1,246     $447,058,058.85                  21.00%
New Jersey                                                585      211,979,121.63                   9.96
North Carolina                                            474      175,535,025.49                   8.24
California                                                418      174,724,985.42                   8.21
Virginia                                                  414      141,106,756.94                   6.63
Pennsylvania                                              434      136,899,714.00                   6.43
Connecticut                                               313      125,779,125.27                   5.91
Georgia                                                   326      112,373,578.94                   5.28
New York                                                  249      103,573,642.37                   4.86
Massachusetts                                             160       64,065,488.82                   3.01
Maryland                                                  169       62,280,555.27                   2.93
South Carolina                                            152       54,718,963.46                   2.57
Texas                                                     125       44,396,334.11                   2.09
Colorado                                                   88       38,126,350.42                   1.79
Illinois                                                   79       31,574,605.41                   1.48
Ohio                                                       73       26,451,476.72                   1.24
Washington                                                 57       22,210,452.37                   1.04
Arizona                                                    51       20,000,114.19                   0.94
Michigan                                                   43       15,609,067.93                   0.73
Tennessee                                                  49       15,253,838.36                   0.72
District of Columbia                                       51       14,967,045.38                   0.70
Delaware                                                   37       13,822,470.29                   0.65
Indiana                                                    24        8,774,992.18                   0.41
Minnesota                                                  25        8,828,249.44                   0.41
Missouri                                                   23        8,017,980.43                   0.38
New Hampshire                                              16        5,471,961.11                   0.26
Alabama                                                    18        5,140,964.96                   0.24
Nevada                                                     10        4,861,154.58                   0.23
Rhode Island                                               14        4,653,132.51                   0.22
Oregon                                                     13        3,801,368.44                   0.18
Kentucky                                                    8        3,303,554.33                   0.16
Wisconsin                                                   7        3,241,957.19                   0.15
Kansas                                                      9        2,812,246.92                   0.13
Maine                                                       7        2,679,008.77                   0.13
Louisiana                                                   7        2,254,706.97                   0.11
Utah                                                        6        2,322,473.64                   0.11
Vermont                                                     3        1,820,981.38                   0.09
Idaho                                                       5        1,639,619.64                   0.08
Mississippi                                                 4        1,625,742.55                   0.08
Arkansas                                                    4        1,208,284.90                   0.06
Montana                                                     3          901,851.61                   0.04
Oklahoma                                                    2          908,692.54                   0.04
West Virginia                                               2          748,461.46                   0.04
New Mexico                                                  2          699,986.57                   0.03
Wyoming                                                     1          359,758.24                   0.02
Alaska                                                      1          214,923.15                   0.01
Iowa                                                        1          300,106.18                   0.01
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   5,808   $2,129,098,931.33                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                AGGREGATE

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
FICO SCORE                                    MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Not Available                                              66      $24,881,129.48                   1.17%
451 to 500                                                  9        3,027,447.52                   0.14
501 to 550                                                 85       22,162,529.20                   1.04
551 to 600                                                194       61,697,931.52                   2.90
601 to 650                                                649      202,971,029.45                   9.53
651 to 700                                              1,201      450,580,740.76                  21.16
701 to 750                                              1,611      620,995,491.62                  29.17
751 to 800                                              1,885      706,290,316.94                  33.17
801 to 850                                                108       36,492,314.84                   1.71
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   5,808   $2,129,098,931.33                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
CURRENT LTV (%)                               MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Not Available                                               6       $2,384,017.62                   0.11%
0.01 to 5.00                                               10          438,517.48                   0.02
5.01 to 10.00                                              28        1,563,907.52                   0.07
10.01 to 15.00                                             47        5,231,667.24                   0.25
15.01 to 20.00                                             52        7,778,565.04                   0.37
20.01 to 25.00                                            100       20,889,702.55                   0.98
25.01 to 30.00                                            142       37,596,938.64                   1.77
30.01 to 35.00                                            195       54,483,173.74                   2.56
35.01 to 40.00                                            259       79,090,053.51                   3.71
40.01 to 45.00                                            277       96,685,854.08                   4.54
45.01 to 50.00                                            315      111,170,682.28                   5.22
50.01 to 55.00                                            328      127,129,884.72                   5.97
55.01 to 60.00                                            420      164,575,651.37                   7.73
60.01 to 65.00                                            471      188,797,742.72                   8.87
65.01 to 70.00                                            584      228,929,251.08                  10.75
70.01 to 75.00                                            679      282,797,309.42                  13.28
75.01 to 80.00                                          1,161      475,592,335.84                  22.34
80.01 to 85.00                                            199       73,844,374.63                   3.47
85.01 to 90.00                                            287      104,414,543.46                   4.90
90.01 to 95.00                                            149       47,909,670.57                   2.25
95.01 to 100.00                                            99       17,795,087.82                   0.84
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   5,808   $2,129,098,931.33                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                AGGREGATE

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
ORIGINAL TERM TO MATURITY (MONTHS)            MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
1 to 60                                                    13       $3,457,645.56                   0.16%
61 to 120                                                  83       14,349,327.57                   0.67
121 to 180                                              1,923      637,076,055.72                  29.92
181 to 240                                                137       24,247,032.38                   1.14
241 to 300                                                 39        5,112,555.00                   0.24
301 to 360                                              3,609    1,443,742,312.33                  67.81
361 to 420                                                  4        1,114,002.77                   0.05
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   5,808   $2,129,098,931.33                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
REMAINING TERM TO MATURITY (MONTHS)           MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
< 1                                                         1          $88,479.29                   0.00%
1 to 60                                                   198       23,192,119.75                   1.09
61 to 120                                                 587      120,457,555.56                   5.66
121 to 180                                              1,406      529,863,179.42                  24.89
181 to 240                                                142       48,573,182.87                   2.28
241 to 300                                                559      191,713,675.57                   9.00
301 to 360                                              2,915    1,215,210,738.87                  57.08
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   5,808   $2,129,098,931.33                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
SEASONING (MONTHS)                            MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
< 1                                                        18       $4,116,551.24                   0.19%
1 to 60                                                 4,347    1,761,149,749.87                  82.72
61 to 120                                               1,141      313,907,111.28                  14.74
121 to 180                                                227       44,914,537.83                   2.11
181 to 240                                                 31        1,594,449.67                   0.07
241 to 300                                                 17          666,713.41                   0.03
301 to 360                                                 27        2,749,818.03                   0.13
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   5,808   $2,129,098,931.33                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                AGGREGATE

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
DOCUMENTATION TYPE                            MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Full                                                    3,370   $1,255,791,147.33                  58.98%
Alternate                                               1,096      402,536,324.88                  18.91
Assets Verified / No Income                               641      238,096,229.77                  11.18
Unknown                                                   484      155,970,789.03                   7.33
No Income / No Assets                                     217       76,704,440.32                   3.60
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   5,808   $2,129,098,931.33                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
PROPERTY TYPE                                 MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Single Family                                           5,342   $1,984,444,031.17                  93.21%
Condo                                                     272       88,802,619.69                   4.17
Two to Four Family                                         54       16,334,939.94                   0.77
PUD                                                        40       11,745,111.95                   0.55
Multi-Family (5+ Units)                                    27       11,554,188.83                   0.54
Townhouse                                                  63        9,642,613.18                   0.45
Cooperative                                                10        6,575,426.57                   0.31
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   5,808   $2,129,098,931.33                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
LOAN PURPOSE                                  MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Purchase                                                3,190   $1,179,873,878.94                  55.42%
Refinance (Rate/Term)                                   1,585      563,859,865.79                  26.48
Refinance (Cash-out)                                      920      349,174,058.55                  16.40
Debt Consolidation                                         70       22,401,816.73                   1.05
Construction                                               21        7,220,287.66                   0.34
Home Improvement                                           20        6,294,255.90                   0.30
Unknown                                                     2          274,767.76                   0.01
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   5,808   $2,129,098,931.33                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
OCCUPANCY TYPE                                MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Owner Occupied                                          5,342   $1,943,809,070.13                  91.30%
Second Home                                               396      166,840,456.12                   7.84
Investment Property                                        61       15,368,410.45                   0.72
Unknown                                                     9        3,080,994.63                   0.14
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   5,808   $2,129,098,931.33                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                            DESCRIPTION OF COLLATERAL

                                     GROUP I

SUMMARY STATISTICS

NUMBER OF MORTGAGE LOANS                                                  1,841
CURRENT PRINCIPAL BALANCE                                       $627,062,798.82
   Minimum                                                            $5,087.89
   Maximum                                                        $2,141,519.09
   Average                                                          $340,609.89
MORTGAGE RATE (%)
   Minimum                                                                5.125%
   Maximum                                                               13.000%
   Weighted Average                                                       6.875%
CURRENT LTV RATIO (%)
   Minimum                                                                 2.13%
   Maximum                                                                97.34%
   Weighted Average                                                       53.81%
FICO SCORE
   Minimum                                                                  484
   Maximum                                                                  816
   Weighted Average                                                         723
% FIRST LIEN                                                             100.00%
WAVG ORIGINAL TERM                                                          178
WAVG REMAINING TERM                                                         132
WAVG SEASONING                                                               47
PRODUCT TYPE
   Fully Amortizing                                                       98.98%
   Balloon                                                                 1.02%
DOCUMENTATION
   Full                                                                   64.11%
   Alternate                                                              12.02%
   Assets Verified / No Income                                            13.94%
   No Income / No Assets                                                   3.71%
   Unknown                                                                 6.21%
PROPERTY TYPE
   Single Family                                                          92.67%
   Condo                                                                   5.51%
   Two to Four Family                                                      0.48%
   Multi-Family (5+ Units)                                                 0.52%
   PUD                                                                     0.22%
   Townhouse                                                               0.26%
   Cooperative                                                             0.34%
LOAN PURPOSE
   Purchase                                                               33.44%
   Refinance (Rate/Term)                                                  40.80%
   Refinance (Cash-out)                                                   24.42%
   Debt Consolidation                                                      0.94%
   Construction                                                            0.32%
   Home Improvement                                                        0.08%
OCCUPANCY STATUS
   Owner Occupied                                                         86.73%
   Second Home                                                            12.61%
   Investment Property                                                     0.65%
   Unknown                                                                 0.01%
LOCATION (> 5.00%)
   Florida                                                                26.46%
   North Carolina                                                         12.30%
   New Jersey                                                             11.60%
   Pennsylvania                                                            7.42%
   Georgia                                                                 5.96%
   Virginia                                                                5.76%
   Connecticut                                                             5.06%

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                 GROUP I

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
CURRENT PRINCIPAL BALANCE AS OF 8/31/02 ($)    GROUP I LOANS     GROUP I BALANCE      GROUP I BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
0.01 to 100,000.00                                        164       $6,965,452.22                   1.11%
100,000.01 to 200,000.00                                  189       29,890,020.52                   4.77
200,000.01 to 300,000.00                                  508      133,249,519.98                  21.25
300,000.01 to 400,000.00                                  468      160,698,476.77                  25.63
400,000.01 to 500,000.00                                  234      103,945,966.76                  16.58
500,000.01 to 600,000.00                                  142       76,852,742.02                  12.26
600,000.01 to 700,000.00                                   54       34,601,091.16                   5.52
700,000.01 to 800,000.00                                   19       14,064,754.24                   2.24
800,000.01 to 900,000.00                                   26       21,995,204.82                   3.51
900,000.01 to 1,000,000.00                                 19       18,183,889.48                   2.90
1,000,000.01 to 1,100,000.00                                1        1,073,978.25                   0.17
1,100,000.01 to 1,200,000.00                                2        2,394,830.04                   0.38
1,200,000.01 to 1,300,000.00                                7        8,734,013.64                   1.39
1,400,000.01 to 1,500,000.00                                1        1,454,337.21                   0.23
1,700,000.01 to 1,800,000.00                                4        6,970,122.65                   1.11
1,900,000.01 to 2,000,000.00                                2        3,846,879.97                   0.61
2,100,000.01 to 2,200,000.00                                1        2,141,519.09                   0.34
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   1,841     $627,062,798.82                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
MORTGAGE RATE (%)                              GROUP I LOANS     GROUP I BALANCE      GROUP I BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
5.001 to 5.500                                              5       $1,359,779.71                   0.22%
5.501 to 6.000                                             90       28,645,353.89                   4.57
6.001 to 6.500                                            329      117,868,600.01                  18.80
6.501 to 7.000                                            867      310,965,341.90                  49.59
7.001 to 7.500                                            335      118,244,972.92                  18.86
7.501 to 8.000                                            124       33,982,340.42                   5.42
8.001 to 8.500                                             47       11,357,167.11                   1.81
8.501 to 9.000                                             10        3,613,019.94                   0.58
9.001 to 9.500                                              3          128,276.46                   0.02
9.501 to 10.000                                             6          323,349.26                   0.05
10.001 to 10.500                                            7          334,315.56                   0.05
10.501 to 11.000                                            4           78,103.10                   0.01
11.501 to 12.000                                           13          154,957.90                   0.02
12.501 to 13.000                                            1            7,220.64                   0.00
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   1,841     $627,062,798.82                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                 GROUP I

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
LOCATION                                       GROUP I LOANS     GROUP I BALANCE      GROUP I BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Florida                                                   418     $165,894,286.04                  26.46%
North Carolina                                            231       77,159,246.73                  12.30
New Jersey                                                227       72,730,952.20                  11.60
Pennsylvania                                              167       46,540,010.07                   7.42
Georgia                                                   125       37,397,961.08                   5.96
Virginia                                                  128       36,142,138.56                   5.76
Connecticut                                                86       31,738,954.18                   5.06
South Carolina                                             75       27,893,155.62                   4.45
New York                                                   54       23,307,748.26                   3.72
California                                                 70       22,931,431.71                   3.66
Maryland                                                   50       16,366,497.45                   2.61
Texas                                                      30        9,634,535.03                   1.54
Delaware                                                   19        7,501,495.65                   1.20
Colorado                                                   16        6,727,376.73                   1.07
Illinois                                                   14        5,679,170.25                   0.91
Massachusetts                                              16        5,468,900.10                   0.87
Arizona                                                    14        5,167,708.79                   0.82
Tennessee                                                  19        5,069,663.84                   0.81
District of Columbia                                       15        4,161,180.40                   0.66
Washington                                                 10        3,286,774.49                   0.52
Alabama                                                     7        1,509,696.47                   0.24
Ohio                                                        7        1,475,594.57                   0.24
Idaho                                                       3        1,210,428.48                   0.19
Maine                                                       3        1,189,142.80                   0.19
Wisconsin                                                   1        1,073,978.25                   0.17
Rhode Island                                                4        1,004,334.48                   0.16
Utah                                                        2          997,128.25                   0.16
Missouri                                                    4          736,748.45                   0.12
New Mexico                                                  2          699,986.57                   0.11
Kentucky                                                    2          642,942.05                   0.10
Nevada                                                      2          626,821.27                   0.10
Vermont                                                     1          617,334.78                   0.10
Oregon                                                      3          552,434.21                   0.09
Louisiana                                                   2          501,382.36                   0.08
Montana                                                     2          515,571.68                   0.08
Oklahoma                                                    1          523,220.27                   0.08
West Virginia                                               1          429,684.13                   0.07
Kansas                                                      2          363,173.57                   0.06
Minnesota                                                   1          348,459.45                   0.06
New Hampshire                                               3          370,812.22                   0.06
Indiana                                                     1          344,231.74                   0.05
Arkansas                                                    1          261,619.99                   0.04
Mississippi                                                 1          260,125.03                   0.04
Michigan                                                    1            8,760.57                   0.00
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   1,841     $627,062,798.82                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                 GROUP I

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
FICO SCORE                                     GROUP I LOANS     GROUP I BALANCE      GROUP I BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Not Available                                              28       $9,839,517.11                   1.57%
451 to 500                                                  1          250,116.54                   0.04
501 to 550                                                 23        4,686,723.60                   0.75
551 to 600                                                 66       14,945,590.42                   2.38
601 to 650                                                152       43,703,149.25                   6.97
651 to 700                                                341      128,599,715.62                  20.51
701 to 750                                                530      185,112,644.24                  29.52
751 to 800                                                656      226,994,023.05                  36.20
801 to 850                                                 44       12,931,318.99                   2.06
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   1,841     $627,062,798.82                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                 GROUP I

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
CURRENT LTV (%)                                GROUP I LOANS     GROUP I BALANCE      GROUP I BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Not Available                                               3       $1,392,430.53                   0.22%
0.01 to 5.00                                                5           97,706.05                   0.02
5.01 to 10.00                                              21        1,120,501.44                   0.18
10.01 to 15.00                                             34        3,911,632.07                   0.62
15.01 to 20.00                                             28        3,720,888.34                   0.59
20.01 to 25.00                                             55       13,368,693.08                   2.13
25.01 to 30.00                                            101       24,281,036.48                   3.87
30.01 to 35.00                                            133       37,213,174.07                   5.93
35.01 to 40.00                                            155       49,861,272.25                   7.95
40.01 to 45.00                                            167       59,445,012.47                   9.48
45.01 to 50.00                                            174       60,571,326.09                   9.66
50.01 to 55.00                                            165       61,221,069.49                   9.76
55.01 to 60.00                                            201       76,711,620.54                  12.23
60.01 to 65.00                                            195       73,185,027.41                  11.67
65.01 to 70.00                                            187       70,493,627.39                  11.24
70.01 to 75.00                                             92       37,714,468.91                   6.01
75.01 to 80.00                                             62       25,617,895.35                   4.09
80.01 to 85.00                                             15        8,107,048.37                   1.29
85.01 to 90.00                                             20        8,920,250.10                   1.42
90.01 to 95.00                                             20        7,395,422.33                   1.18
95.01 to 100.00                                             8        2,712,696.06                   0.43
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   1,841     $627,062,798.82                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                 GROUP I

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
ORIGINAL TERM TO MATURITY (MONTHS)             GROUP I LOANS     GROUP I BALANCE      GROUP I BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
1 to 60                                                    13       $3,457,645.56                   0.55%
61 to 120                                                  81       14,017,959.59                   2.24
121 to 180                                              1,737      608,413,656.08                  97.03
301 to 360                                                 10        1,173,537.59                   0.19
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   1,841     $627,062,798.82                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
REMAINING TERM TO MATURITY (MONTHS)            GROUP I LOANS     GROUP I BALANCE      GROUP I BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
< 1                                                         1          $88,479.29                   0.01%
1 to 60                                                   159       20,933,451.36                   3.34
61 to 120                                                 400       96,619,237.58                  15.41
121 to 180                                              1,269      506,119,834.63                  80.71
181 to 240                                                  1          128,487.63                   0.02
241 to 300                                                 10        2,619,354.17                   0.42
301 to 360                                                  1          553,954.16                   0.09
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   1,841     $627,062,798.82                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
SEASONING (MONTHS)                             GROUP I LOANS     GROUP I BALANCE      GROUP I BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
< 1                                                        13       $3,338,897.15                   0.53%
1 to 60                                                 1,329      522,255,458.65                  83.29
61 to 120                                                 408       91,742,117.87                  14.63
121 to 180                                                 80        8,464,308.27                   1.35
181 to 240                                                  1           88,479.29                   0.01
301 to 360                                                 10        1,173,537.59                   0.19
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   1,841     $627,062,798.82                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
DOCUMENTATION TYPE                             GROUP I LOANS     GROUP I BALANCE      GROUP I BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Full                                                    1,144     $402,027,197.17                  64.11%
Assets Verified / No Income                               241       87,439,102.26                  13.94
Alternate                                                 235       75,388,532.94                  12.02
Unknown                                                   145       38,932,516.89                   6.21
No Income / No Assets                                      76       23,275,449.56                   3.71
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   1,841     $627,062,798.82                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                 GROUP I

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
PROPERTY TYPE                                  GROUP I LOANS     GROUP I BALANCE      GROUP I BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Single Family                                           1,702     $581,090,450.87                  92.67%
Condo                                                      92       34,535,266.27                   5.51
Multi-Family (5+ Units)                                    10        3,283,533.67                   0.52
Two to Four Family                                         13        2,990,738.55                   0.48
Cooperative                                                 4        2,145,069.97                   0.34
Townhouse                                                  14        1,614,481.45                   0.26
PUD                                                         6        1,403,258.04                   0.22
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   1,841     $627,062,798.82                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
LOAN PURPOSE                                   GROUP I LOANS     GROUP I BALANCE      GROUP I BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Refinance (Rate/Term)                                     761     $255,832,609.43                  40.80%
Purchase                                                  607      209,688,641.01                  33.44
Refinance (Cash-out)                                      442      153,111,225.12                  24.42
Debt Consolidation                                         23        5,916,795.22                   0.94
Construction                                                5        1,993,536.63                   0.32
Home Improvement                                            3          519,991.41                   0.08
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   1,841     $627,062,798.82                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
OCCUPANCY TYPE                                 GROUP I LOANS     GROUP I BALANCE      GROUP I BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Owner Occupied                                          1,625     $543,820,912.02                  86.73%
Second Home                                               190       79,067,006.01                  12.61
Investment Property                                        25        4,086,401.50                   0.65
Unknown                                                     1           88,479.29                   0.01
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   1,841     $627,062,798.82                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                            DESCRIPTION OF COLLATERAL

                                    GROUP II

SUMMARY STATISTICS

NUMBER OF MORTGAGE LOANS                                                  3,631
CURRENT PRINCIPAL BALANCE                                     $1,457,242,208.14
   Minimum                                                            $5,019.86
   Maximum                                                        $2,809,025.77
   Average                                                          $401,333.57
MORTGAGE RATE (%)
   Minimum                                                                3.625%
   Maximum                                                               16.750%
   Weighted Average                                                       7.160%
CURRENT LTV RATIO (%)
   Minimum                                                                 1.52%
   Maximum                                                                99.58%
   Weighted Average                                                       70.35%
FICO SCORE
   Minimum                                                                  457
   Maximum                                                                  820
   Weighted Average                                                         715
% FIRST LIEN                                                             100.00%
WAVG ORIGINAL TERM                                                          358
WAVG REMAINING TERM                                                         317
WAVG SEASONING                                                               41
PRODUCT TYPE
   Fully Amortizing                                                      100.00%
   Balloon                                                                 0.00%
DOCUMENTATION
   Full                                                                   56.62%
   Alternate                                                              22.18%
   Assets Verified / No Income                                            10.03%
   No Income / No Assets                                                   3.46%
   Unknown                                                                 7.72%
PROPERTY TYPE
   Single Family                                                          93.54%
   Condo                                                                   3.48%
   Two to Four Family                                                      0.89%
   Multi-Family (5+ Units)                                                 0.54%
   PUD                                                                     0.70%
   Townhouse                                                               0.55%
   Cooperative                                                             0.30%
LOAN PURPOSE
   Purchase                                                               65.22%
   Refinance (Rate/Term)                                                  20.05%
   Refinance (Cash-out)                                                   12.94%
   Debt Consolidation                                                      1.11%
   Construction                                                            0.27%
   Home Improvement                                                        0.38%
   Unknown                                                                 0.02
OCCUPANCY STATUS
   Owner Occupied                                                         93.25%
   Second Home                                                             5.84%
   Investment Property                                                     0.70%
   Unknown                                                                 0.21%
LOCATION (> 5.00%)
   Florida                                                                16.63%
   California                                                             10.42%
   New Jersey                                                              9.56%
   Virginia                                                                7.20%
   North Carolina                                                          6.75%
   Connecticut                                                             6.45%
   Pennsylvania                                                            6.20%
   New York                                                                5.22%
   Georgia                                                                 5.15%

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                GROUP II

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
CURRENT PRINCIPAL BALANCE AS OF 8/31/02 ($)   GROUP II LOANS    GROUP II BALANCE      GROUP II BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
0.01 to 100,000.00                                        199       $9,519,906.99                   0.65%
100,000.01 to 200,000.00                                   89       13,291,091.83                   0.91
200,000.01 to 300,000.00                                  375      105,018,824.12                   7.21
300,000.01 to 400,000.00                                1,565      538,220,826.22                  36.93
400,000.01 to 500,000.00                                  711      315,161,850.94                  21.63
500,000.01 to 600,000.00                                  302      165,283,264.92                  11.34
600,000.01 to 700,000.00                                  179      114,118,463.04                   7.83
700,000.01 to 800,000.00                                   75       55,626,667.42                   3.82
800,000.01 to 900,000.00                                   48       40,778,037.96                   2.80
900,000.01 to 1,000,000.00                                 55       52,537,695.87                   3.61
1,000,000.01 to 1,100,000.00                                6        6,314,197.63                   0.43
1,100,000.01 to 1,200,000.00                                7        8,105,225.94                   0.56
1,200,000.01 to 1,300,000.00                                5        6,370,055.23                   0.44
1,300,000.01 to 1,400,000.00                                2        2,615,450.89                   0.18
1,400,000.01 to 1,500,000.00                                2        2,972,249.48                   0.20
1,500,000.01 to 1,600,000.00                                1        1,537,873.56                   0.11
1,600,000.01 to 1,700,000.00                                3        5,010,723.06                   0.34
1,700,000.01 to 1,800,000.00                                2        3,543,951.96                   0.24
1,800,000.01 to 1,900,000.00                                1        1,828,623.26                   0.13
1,900,000.01 to 2,000,000.00                                1        1,983,152.89                   0.14
2,200,000.01 to 2,300,000.00                                1        2,262,399.89                   0.16
2,300,000.01 to 2,400,000.00                                1        2,332,649.27                   0.16
2,800,000.01 to 2,900,000.00                                1        2,809,025.77                   0.19
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   3,631   $1,457,242,208.14                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                GROUP II

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
MORTGAGE RATE (%)                             GROUP II LOANS    GROUP II BALANCE      GROUP II BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
3.501 to 4.000                                              1         $977,682.79                   0.07%
4.001 to 4.500                                              2          645,879.78                   0.04
4.501 to 5.000                                              5        1,721,269.09                   0.12
5.001 to 5.500                                              5        2,578,133.37                   0.18
5.501 to 6.000                                             60       24,544,897.92                   1.68
6.001 to 6.500                                            404      154,513,375.76                  10.60
6.501 to 7.000                                          1,221      493,251,347.84                  33.85
7.001 to 7.500                                          1,175      488,413,714.04                  33.52
7.501 to 8.000                                            481      204,718,321.53                  14.05
8.001 to 8.500                                            131       52,545,284.75                   3.61
8.501 to 9.000                                             88       25,617,666.12                   1.76
9.001 to 9.500                                             18        2,888,656.02                   0.20
9.501 to 10.000                                            14        3,067,434.61                   0.21
10.001 to 10.500                                            8        1,044,012.50                   0.07
10.501 to 11.000                                            5          537,787.97                   0.04
11.001 to 11.500                                            4           48,824.17                   0.00
11.501 to 12.000                                            4           82,149.40                   0.01
12.001 to 12.500                                            1           13,814.32                   0.00
13.001 to 13.500                                            2           19,565.03                   0.00
14.501 to 15.000                                            1            5,019.86                   0.00
16.501 to 17.000                                            1            7,371.27                   0.00
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   3,631   $1,457,242,208.14                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                GROUP II

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
LOCATION                                      GROUP II LOANS    GROUP II BALANCE      GROUP II BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Florida                                                   528     $242,343,812.28                  16.63%
California                                                348      151,793,553.71                  10.42
New Jersey                                                358      139,248,169.43                   9.56
Virginia                                                  286      104,964,618.38                   7.20
North Carolina                                            243       98,375,778.76                   6.75
Connecticut                                               227       94,040,171.09                   6.45
Pennsylvania                                              267       90,359,703.93                   6.20
New York                                                  170       76,120,897.45                   5.22
Georgia                                                   201       74,975,617.86                   5.15
Massachusetts                                             144       58,596,588.72                   4.02
Maryland                                                  119       45,914,057.82                   3.15
Texas                                                      84       32,932,831.90                   2.26
Colorado                                                   72       31,398,973.69                   2.15
South Carolina                                             77       26,825,807.84                   1.84
Illinois                                                   65       25,895,435.16                   1.78
Ohio                                                       66       24,975,882.15                   1.71
Washington                                                 47       18,923,677.88                   1.30
Michigan                                                   42       15,600,307.36                   1.07
Arizona                                                    37       14,832,405.40                   1.02
District of Columbia                                       36       10,805,864.98                   0.74
Tennessee                                                  30       10,184,174.52                   0.70
Indiana                                                    23        8,430,760.44                   0.58
Minnesota                                                  24        8,479,789.99                   0.58
Missouri                                                   19        7,281,231.98                   0.50
Delaware                                                   18        6,320,974.64                   0.43
New Hampshire                                              13        5,101,148.89                   0.35
Nevada                                                      8        4,234,333.31                   0.29
Alabama                                                    11        3,631,268.49                   0.25
Rhode Island                                               10        3,648,798.03                   0.25
Oregon                                                     10        3,248,934.23                   0.22
Kentucky                                                    6        2,660,612.28                   0.18
Kansas                                                      7        2,449,073.35                   0.17
Wisconsin                                                   6        2,167,978.94                   0.15
Louisiana                                                   5        1,753,324.61                   0.12
Maine                                                       4        1,489,865.97                   0.10
Mississippi                                                 3        1,365,617.52                   0.09
Utah                                                        4        1,325,345.39                   0.09
Vermont                                                     2        1,203,646.60                   0.08
Arkansas                                                    3          946,664.91                   0.06
Idaho                                                       2          429,191.16                   0.03
Montana                                                     1          386,279.93                   0.03
Oklahoma                                                    1          385,472.27                   0.03
Iowa                                                        1          300,106.18                   0.02
West Virginia                                               1          318,777.33                   0.02
Wyoming                                                     1          359,758.24                   0.02
Alaska                                                      1          214,923.15                   0.01
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   3,631   $1,457,242,208.14                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                GROUP II

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
FICO SCORE                                    GROUP II LOANS    GROUP II BALANCE      GROUP II BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Not Available                                              36      $14,668,973.92                   1.01%
451 to 500                                                  7        2,751,174.47                   0.19
501 to 550                                                 50       16,844,744.03                   1.16
551 to 600                                                106       45,653,350.00                   3.13
601 to 650                                                440      154,091,614.99                  10.57
651 to 700                                                787      312,495,427.18                  21.44
701 to 750                                              1,002      423,056,919.28                  29.03
751 to 800                                              1,141      464,591,834.45                  31.88
801 to 850                                                 62       23,088,169.82                   1.58
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   3,631   $1,457,242,208.14                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
CURRENT LTV (%)                               GROUP II LOANS    GROUP II BALANCE      GROUP II BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Not Available                                               2         $787,575.26                   0.05%
0.01 to 5.00                                                2          252,012.83                   0.02
5.01 to 10.00                                               1           46,858.34                   0.00
10.01 to 15.00                                              6          732,102.82                   0.05
15.01 to 20.00                                              7        1,951,480.18                   0.13
20.01 to 25.00                                             22        4,294,678.23                   0.29
25.01 to 30.00                                             25       11,031,996.87                   0.76
30.01 to 35.00                                             35       13,143,701.54                   0.90
35.01 to 40.00                                             56       22,239,596.21                   1.53
40.01 to 45.00                                             73       31,906,729.51                   2.19
45.01 to 50.00                                            121       47,789,353.46                   3.28
50.01 to 55.00                                            147       63,417,933.60                   4.35
55.01 to 60.00                                            202       84,475,010.23                   5.80
60.01 to 65.00                                            264      112,964,390.04                   7.75
65.01 to 70.00                                            378      156,930,492.50                  10.77
70.01 to 75.00                                            582      244,617,173.67                  16.79
75.01 to 80.00                                          1,085      448,218,488.98                  30.76
80.01 to 85.00                                            178       65,270,682.81                   4.48
85.01 to 90.00                                            260       94,868,897.25                   6.51
90.01 to 95.00                                            110       38,773,355.92                   2.66
95.01 to 100.00                                            75       13,529,697.89                   0.93
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   3,631   $1,457,242,208.14                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                GROUP II

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
ORIGINAL TERM TO MATURITY (MONTHS)            GROUP II LOANS    GROUP II BALANCE      GROUP II BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
181 to 240                                                 89      $20,309,300.37                   1.39%
241 to 300                                                 31        4,526,070.07                   0.31
301 to 360                                              3,507    1,431,292,834.93                  98.22
361 to 420                                                  4        1,114,002.77                   0.08
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   3,631   $1,457,242,208.14                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
REMAINING TERM TO MATURITY (MONTHS)           GROUP II LOANS    GROUP II BALANCE      GROUP II BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
1 to 60                                                    38       $2,119,144.47                   0.15%
61 to 120                                                  33        3,421,348.11                   0.23
121 to 180                                                 50       11,488,784.79                   0.79
181 to 240                                                125       46,103,909.14                   3.16
241 to 300                                                525      185,609,997.35                  12.74
301 to 360                                              2,860    1,208,499,024.28                  82.93
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   3,631   $1,457,242,208.14                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
SEASONING (MONTHS)                            GROUP II LOANS    GROUP II BALANCE      GROUP II BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
1 to 60                                                 2,897   $1,222,325,573.64                  83.88%
61 to 120                                                 565      197,598,403.82                  13.56
121 to 180                                                115       34,036,317.83                   2.34
181 to 240                                                 23        1,278,823.82                   0.09
241 to 300                                                 14          426,808.59                   0.03
301 to 360                                                 17        1,576,280.44                   0.11
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   3,631   $1,457,242,208.14                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                GROUP II

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
DOCUMENTATION TYPE                            GROUP II LOANS    GROUP II BALANCE      GROUP II BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Full                                                    2,012     $825,040,629.64                  56.62%
Alternate                                                 828      323,172,488.42                  22.18
Assets Verified / No Income                               364      146,191,066.93                  10.03
Unknown                                                   303      112,448,447.82                   7.72
No Income / No Assets                                     124       50,389,575.33                   3.46
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   3,631   $1,457,242,208.14                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
PROPERTY TYPE                                 GROUP II LOANS    GROUP II BALANCE      GROUP II BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Single Family                                           3,345   $1,363,095,650.10                  93.54%
Condo                                                     147       50,725,899.24                   3.48
Two to Four Family                                         39       12,979,465.76                   0.89
PUD                                                        32       10,190,926.18                   0.70
Townhouse                                                  48        7,948,786.50                   0.55
Multi-Family (5+ Units)                                    15        7,915,723.34                   0.54
Cooperative                                                 5        4,385,757.02                   0.30
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   3,631   $1,457,242,208.14                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
LOAN PURPOSE                                  GROUP II LOANS    GROUP II BALANCE      GROUP II BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Purchase                                                2,424     $950,450,544.86                  65.22%
Refinance (Rate/Term)                                     709      292,222,159.42                  20.05
Refinance (Cash-out)                                      427      188,636,572.79                  12.94
Debt Consolidation                                         45       16,223,280.90                   1.11
Home Improvement                                           15        5,547,950.82                   0.38
Construction                                                9        3,886,931.59                   0.27
Unknown                                                     2          274,767.76                   0.02
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   3,631   $1,457,242,208.14                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
OCCUPANCY TYPE                                GROUP II LOANS    GROUP II BALANCE      GROUP II BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Owner Occupied                                          3,408   $1,358,875,683.13                  93.25%
Second Home                                               187       85,103,686.42                   5.84
Investment Property                                        28       10,270,323.25                   0.70
Unknown                                                     8        2,992,515.34                   0.21
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                   3,631   $1,457,242,208.14                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                            DESCRIPTION OF COLLATERAL

                                    GROUP III

SUMMARY STATISTICS

NUMBER OF MORTGAGE LOANS                                                    336
CURRENT PRINCIPAL BALANCE                                        $44,793,924.37
   Minimum                                                            $5,066.82
   Maximum                                                          $249,132.16
   Average                                                          $133,315.25
MORTGAGE RATE (%)
   Minimum                                                                3.000%
   Maximum                                                               15.500%
   Weighted Average                                                       7.158%
CURRENT LTV RATIO (%)
   Minimum                                                                 3.26%
   Maximum                                                                99.61%
   Weighted Average                                                       47.40%
FICO SCORE
   Minimum                                                                  499
   Maximum                                                                  805
   Weighted Average                                                         714
% FIRST LIEN                                                             100.00%
WAVG ORIGINAL TERM                                                          229
WAVG REMAINING TERM                                                         153
WAVG SEASONING                                                               76
PRODUCT TYPE
   Fully Amortizing                                                      100.00%
   Balloon                                                                 0.00%
DOCUMENTATION
   Full                                                                   64.12%
   Alternate                                                               8.87%
   Assets Verified / No Income                                             9.97%
   No Income / No Assets                                                   6.79%
   Unknown                                                                10.25%
PROPERTY TYPE
   Single Family                                                          89.87%
   Condo                                                                   7.91%
   Two to Four Family                                                      0.81%
   Multi-Family (5+ Units)                                                 0.79%
   PUD                                                                     0.34%
   Townhouse                                                               0.18%
   Cooperative                                                             0.10%
LOAN PURPOSE
   Purchase                                                               44.06%
   Refinance (Rate/Term)                                                  35.28%
   Refinance (Cash-out)                                                   16.58%
   Debt Consolidation                                                      0.58%
   Construction                                                            2.99%
   Home Improvement                                                        0.51%
OCCUPANCY STATUS
   Owner Occupied                                                         91.78%
   Second Home                                                             5.96%
   Investment Property                                                     2.26%
LOCATION
   Florida                                                                86.66%
   New York                                                                9.25%
   Texas                                                                   4.08%

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                GROUP III

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
CURRENT PRINCIPAL BALANCE AS OF 8/31/02 ($)   GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
0.01 to 100,000.00                                        129       $5,825,270.46                  13.00%
100,000.01 to 200,000.00                                  123       19,703,581.72                  43.99
200,000.01 to 300,000.00                                   84       19,265,072.19                  43.01
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
MORTGAGE RATE (%)                             GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
2.501 to 3.000                                             16         $113,428.38                   0.25%
5.001 to 5.500                                              2          300,510.12                   0.67
5.501 to 6.000                                              6        1,094,004.33                   2.44
6.001 to 6.500                                             31        5,161,950.58                  11.52
6.501 to 7.000                                            107       16,492,169.67                  36.82
7.001 to 7.500                                             85       12,656,187.85                  28.25
7.501 to 8.000                                             42        4,643,255.57                  10.37
8.001 to 8.500                                             17        2,131,770.43                   4.76
8.501 to 9.000                                             15        1,321,884.19                   2.95
9.001 to 9.500                                              5          381,388.68                   0.85
9.501 to 10.000                                             3          311,321.87                   0.70
10.001 to 10.500                                            1           43,377.12                   0.10
10.501 to 11.000                                            2           41,467.67                   0.09
12.001 to 12.500                                            1           28,138.12                   0.06
12.501 to 13.000                                            2           55,922.86                   0.12
15.001 to 15.500                                            1           17,146.93                   0.04
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
LOCATION                                      GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Florida                                                   300      $38,819,960.53                  86.66%
New York                                                   25        4,144,996.66                   9.25
Texas                                                      11        1,828,967.18                   4.08
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
FICO SCORE                                    GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Not Available                                               2         $372,638.45                   0.83%
451 to 500                                                  1           26,156.51                   0.06
501 to 550                                                 12          631,061.57                   1.41
551 to 600                                                 22        1,098,991.10                   2.45
601 to 650                                                 57        5,176,265.21                  11.56
651 to 700                                                 73        9,485,597.96                  21.18
701 to 750                                                 79       12,825,928.10                  28.63
751 to 800                                                 88       14,704,459.44                  32.83
801 to 850                                                  2          472,826.03                   1.06
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                GROUP III

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
ORIGINAL LTV (%)                              GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Not Available                                               1         $204,011.83                   0.46%
10.01 to 20.00                                              1           45,792.81                   0.10
20.01 to 30.00                                              4          522,099.62                   1.17
30.01 to 40.00                                              8        1,402,956.87                   3.13
40.01 to 50.00                                             13        1,702,008.62                   3.80
50.01 to 60.00                                             23        3,416,719.39                   7.63
60.01 to 70.00                                             48        7,636,574.25                  17.05
70.01 to 80.00                                            133       21,180,887.90                  47.29
80.01 to 90.00                                             32        3,723,185.75                   8.31
90.01 to 100.00                                            73        4,959,687.33                  11.07
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
CURRENT LTV (%)                               GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Not Available                                               1         $204,011.83                   0.46%
0.01 to 5.00                                                3           88,798.60                   0.20
5.01 to 10.00                                               6          396,547.74                   0.89
10.01 to 15.00                                              7          587,932.35                   1.31
15.01 to 20.00                                             17        2,106,196.52                   4.70
20.01 to 25.00                                             23        3,226,331.24                   7.20
25.01 to 30.00                                             16        2,283,905.29                   5.10
30.01 to 35.00                                             27        4,126,298.13                   9.21
35.01 to 40.00                                             48        6,989,185.05                  15.60
40.01 to 45.00                                             37        5,334,112.10                  11.91
45.01 to 50.00                                             20        2,810,002.73                   6.27
50.01 to 55.00                                             16        2,490,881.63                   5.56
55.01 to 60.00                                             17        3,389,020.60                   7.57
60.01 to 65.00                                             12        2,648,325.27                   5.91
65.01 to 70.00                                             19        1,505,131.19                   3.36
70.01 to 75.00                                              5          465,666.84                   1.04
75.01 to 80.00                                             14        1,755,951.51                   3.92
80.01 to 85.00                                              6          466,643.45                   1.04
85.01 to 90.00                                              7          625,396.11                   1.40
90.01 to 95.00                                             19        1,740,892.32                   3.89
95.01 to 100.00                                            16        1,552,693.87                   3.47
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                GROUP III

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
ORIGINAL TERM TO MATURITY (MONTHS)            GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
61 to 120                                                   2         $331,367.98                   0.74%
121 to 180                                                186       28,662,399.64                  63.99
181 to 240                                                 48        3,937,732.01                   8.79
241 to 300                                                  8          586,484.93                   1.31
301 to 360                                                 92       11,275,939.81                  25.17
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
REMAINING TERM TO MATURITY (MONTHS)           GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
1 to 60                                                     1         $139,523.92                   0.31%
61 to 120                                                 154       20,416,969.87                  45.58
121 to 180                                                 87       12,254,560.00                  27.36
181 to 240                                                 16        2,340,786.10                   5.23
241 to 300                                                 24        3,484,324.05                   7.78
301 to 360                                                 54        6,157,760.43                  13.75
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
SEASONING (MONTHS)                            GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
< 1                                                         5         $777,654.09                   1.74%
1 to 60                                                   121       16,568,717.58                  36.99
61 to 120                                                 168       24,566,589.59                  54.84
121 to 180                                                 32        2,413,911.73                   5.39
181 to 240                                                  7          227,146.56                   0.51
241 to 300                                                  3          239,904.82                   0.54
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
DOCUMENTATION TYPE                            GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Full                                                      214      $28,723,320.52                  64.12%
Unknown                                                    36        4,589,824.32                  10.25
Assets Verified / No Income                                36        4,466,060.58                   9.97
Alternate                                                  33        3,975,303.52                   8.87
No Income / No Assets                                      17        3,039,415.43                   6.79
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED SEPTEMBER 13, 2002
WASI, SERIES 2002-1
--------------------------------------------------------------------------------

                                                GROUP III

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
PROPERTY TYPE                                 GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Single Family                                             295      $40,257,930.20                  89.87%
Condo                                                      33        3,541,454.18                   7.91
Two to Four Family                                          2          364,735.63                   0.81
Multi-Family (5+ Units)                                     2          354,931.82                   0.79
PUD                                                         2          150,927.73                   0.34
Townhouse                                                   1           79,345.23                   0.18
Cooperative                                                 1           44,599.58                   0.10
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
LOAN PURPOSE                                  GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Purchase                                                  159      $19,734,693.07                  44.06%
Refinance (Rate/Term)                                     115       15,805,096.94                  35.28
Refinance (Cash-out)                                       51        7,426,260.64                  16.58
Construction                                                7        1,339,819.44                   2.99
Debt Consolidation                                          2          261,740.61                   0.58
Home Improvement                                            2          226,313.67                   0.51
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

                                                 NUMBER OF          AGGREGATE       PERCENT OF AGGREGATE
OCCUPANCY TYPE                                GROUP III LOANS   GROUP III BALANCE    GROUP III BALANCE
-------------------------------------------   ---------------   -----------------   --------------------
Owner Occupied                                            309      $41,112,474.98                  91.78%
Second Home                                                19        2,669,763.69                   5.96
Investment Property                                         8        1,011,685.70                   2.26
-------------------------------------------   ---------------   -----------------   --------------------
TOTAL                                                     336      $44,793,924.37                 100.00%
                                              ===============   =================   ====================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Wachovia Securities immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.